CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 Exhibit 10.2

XBOX 360 PUBLISHER LICENSE AGREEMENT

This Xbox 360 Publisher License Agreement (“Agreement”) is entered into and effective as of the later of the three signature dates below (the “Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership, (“Microsoft”), and Soul & Vibe Entertainment, Inc., a Nevada corporation (“Publisher”). Microsoft Corporation, a Washington corporation, is a party to this Agreement only with respect to its acknowledgement of Section 6.2 and Exhibit 1, Section 6.

RECITALS

A.            Microsoft and its affiliated companies develop and license a computer game system known as the Xbox 360 game system and a proprietary online service accessible via the Xbox 360 game system known as Xbox LIVE.

B.            Publisher wishes to develop and/or publish one or more software products running on the Xbox 360 game system, which software products may also be made available to subscribers of Xbox LIVE, and to license proprietary materials from Microsoft on the terms and conditions set forth herein.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.           Exhibits

The following exhibits are hereby incorporated to this Agreement (some require completion and/or execution by one or both parties):

Exhibit 1: Payments

Exhibit 2: Xbox 360 Royalty Tier Selection Form

Exhibit 3: Xbox 360 Publisher Enrollment Form

Exhibit 4: Authorized Affiliates

Exhibit 5: Non-Disclosure Agreement

Exhibit 6: Xbox 360 Hits Program Election Form

Exhibit 7: Xbox LIVE and PDLC Incentive Program

Exhibit 8: Xbox 360 Hits Royalty Tier Migration Form

Exhibit 9: XLSP Terms

2.           Definitions

As further described in this Agreement and the Xbox 360 Publisher Guide (defined below), the following terms have the following respective meanings:

2.1           “Asian Sales Territory” means the territory for sales distribution comprising Taiwan, Hong Kong, Singapore, Korea, and any other countries that are included by Microsoft from time to time as set forth in the Xbox 360 Publisher Guide. The Asian Sales Territory does not include Japan.

2.2           “Authorized Replicator” means a software replicator certified and approved by Microsoft for replication of FPUs (defined below) that run on the Xbox 360.

2.3           “Branding Specifications” means the specifications as provided by Microsoft from time to time for using the Licensed Trademarks in connection with a Software Title and/or Online Content and on Marketing Materials as set forth in the Xbox 360 Publisher Guide.

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 2.4           “BTS” means a Microsoft designed break-the-seal sticker that will be issued to the Authorized Replicator for placement on the Packaging Materials (defined below) as specified in the Xbox 360 Publisher Guide.

2.5           “Certification” means the final stage of the approval process by which Microsoft approves or disapproves of a Software Title or Online Content for manufacture and/or distribution. Certification is further defined in this Agreement and the Xbox 360 Publisher Guide.

2.6           “Commercial Release” with respect to a Software Title means the first commercial distribution of an FPU that is not designated as a Demo Version. With respect to Online Content, Commercial Release means its first availability via Xbox LIVE to Xbox LIVE Users.

2.7           “Concept” means the detailed description of Publisher’s proposed Software Title and/or Online Content in each case including such information as may be requested by Microsoft.

2.8           “Demo Versions” means a small portion of an applicable Software Title that is provided to end users to advertise or promote a Software Title.

2.9           “European Sales Territory” means the territory for sales distribution comprising the United Kingdom, France, Germany, Spain, Italy, Netherlands, Belgium, Sweden, Denmark, Norway, Finland, Austria, Switzerland, Ireland, Portugal, Greece, Australia, New Zealand, India, South Africa, Russia, Poland, Hungary, the Czech Republic, Slovakia, the United Arab Emirates, and any other countries that are included by Microsoft from time to time as set forth in the Xbox 360 Publisher Guide.

2.10         “Expansion Pack” means an FPU that is an add-on, mission pack, game expansion, incremental content, and/or other addition to a Software Title that (i) would not be generally considered in the console game industry to be a next full version release (e.g., a version 1.0 to 1.5); (ii) requires another full version video game in order to operate, (iii) is derived from the content, story, characters or other intellectual property of the full version video game required to play it, and (iv) has a WSP (defined below) that is equal to or below the Threshold Price (defined below) listed for the royalty tiers applicable to Expansion Packs in Section 1 b. of Exhibit 1 attached hereto. In order to meet this definition of Expansion Pack, such addition to a Software Title must be approved by Microsoft as an Expansion Pack.

2.11           “Family Hit” means any Hits Software Title that (i) received an “E,” or an “E10” rating from the ESRB; a “PEGI 3+” or “PEGI 7+” rating in Europe, an “A: All Ages” rating from CERO in Japan and/or an equivalent rating in the applicable Sales Territory (to the extent Software Titles are rated by regulatory boards within the applicable Sales Territory); and (ii) is character based and/or appeals, as determined by Microsoft in its sole good faith discretion, to children 12 years of age and younger. Notwithstanding the foregoing, annual sports titles will not qualify as a Family Hit.

2.12           “FPU” or “Finished Product Unit” means a copy of a Software Title in object code form that has passed Certification, has been affixed to a DVD disk and approved by Microsoft for release and manufacturing. Once the Packaging Materials have been added, and the BTS has been assigned or affixed to the FPU or its packaging, the FPU also includes its accompanying BTS and Packaging Materials.

2.13           “Hit(s) FPU” means each unit of a Software Title that is qualified and participating in a Hits Program.

2.14           “Hits Program(s)”mean Xbox360 Platinum or Classic Hits, the Xbox360 Family Hits, and/or the Kinect Hits programs.

2.15           “Hits Software Title” means any Software Title that qualifies to participate in the Hits Program pursuant to Section 2 of Exhibit 1 attached hereto.

2.16           “Japan Sales Territory” means the territory for sales distribution comprising the country of Japan.

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 2.17           “Licensed Trademarks” means the Microsoft trademarks identified in the Xbox 360 Publisher Guide.

2.18           “Marketing Materials” collectively means the Packaging Materials and all press releases, marketing, advertising or promotional materials related to the Software Title, FPUs and/or Online Content (including without limitation Web advertising and Publisher’s Web pages to the extent they refer to the Software Title(s), FPU(s) and/or Online Content) that will be used and distributed by Publisher in the marketing of the Software Title(s), FPU(s) and/or Online Content.

2.19           “North American Sales Territory” means the territory for sales distribution comprising the United States, Canada, Mexico, Colombia, Chile, Brazil and any other countries that may be included by Microsoft from time to time as set forth in the Xbox 360 Publisher Guide.

2.20           “Online Content” means any content, feature, or access to software or online service that is distributed by Microsoft pursuant to this Agreement. Online Content includes, but is not limited to, Online Game Features, Title Updates, Demo Versions, Xbox LIVE Arcade games, trailers, “themes,” “gamer pictures” or any other category of online content or service approved by Microsoft from time to time. Any other approved Online Content is further described in the Xbox 360 Publisher Guide. Demo Versions, Xbox LIVE Arcade games, trailers, “themes,” “gamer pictures” or any other category of online content or service approved by Microsoft from time to time. Any other approved Online Content is further described in the Xbox 360 Publisher Guide.

2.21           “Online Game Features” means a Software Title’s content, features and/or services that are available to Xbox LIVE Users via Xbox LIVE, whether included in the Software Title’s FPU or otherwise distributed via Xbox LIVE.

2.22           “Packaging Materials” means art and mechanical formats for a Software Title including the retail packaging, end user instruction manual with end user license agreement and warranties, end user warnings, FPU media label, and any promotional inserts and other materials that are to be included in the retail packaging.

2.23           “Pre-Certification” means the first stage of the approval process wherein Microsoft tests to provide feedback and/or identify any issues that may prevent the Software Title from being approved during the Certification phase. Pre-Certification is further described in this Agreement and the Xbox 360 Publisher Guide.

2.24           “Primary Device” means the main device that the Xbox Smart Glass technology interacts with. The Primary Device is currently the Xbox 360 console and may be updated from time-to-time in the Xbox Smart Glass Business Policy set forth in the Xbox 360 Publisher Guide.

2.25           “Sales Territory” means the Asian Sales Territory, European Sales Territory, Japan Sales Territory, and/or North American Sales Territory.

2.26           “Secondary Device(s)” means auxiliary devices equipped with the Xbox SmartGlass Application and services, which include Windows 8 personal computers, Windows Phones, Apple iPhones, Apple iPads, and Android phones. The list of supported Secondary Devices may be updated from time-to-time in the Xbox SmartGlass Business Policy.

2.27           “Software Title” means the single software product as approved by Microsoft for use on Xbox 360, including any Title Updates thereto (if and to the extent approved by Microsoft) and all Online Game Features and Expansion Packs for such Software Title. If Microsoft approves one or more additional single software product(s) proposed by Publisher to run on Xbox 360,this Agreement, and the term “Software Title,” will be broadened automatically to cover the respective new software product(s) as additional Software Title(s) under this Agreement.

2.28           “Standard FPU” means an FPU of a Software Title that is not a Hits FPU.

2.29           “Standard Software Title” means any Software Title that is not a Hits Software Title or an Expansion Pack.

NOV. 2012 v6.0	3	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.30           “Subscriber” means an Xbox LIVE User that establishes an account with Xbox LIVE.

2.31           “Sub-Publisher” means an entity that has a valid Xbox 360 publisher license agreement with Microsoft or a Microsoft affiliate and with whom Publisher has entered an agreement to allow such entity to publish a Software Title or Online Content in specific Sales Territories.

2.32           “Suggested Retail Price” means the highest per unit price that Publisher or its agent recommends the FPU be made commercially available to end-users in a particular Sales Territory. If the Suggested Retail Price of a particular Software Title varies among the countries in a single Sales Territory, then the highest Suggested Retail Price established for any of the countries will be used to determine the appropriate royalty fees for the entire Sales Territory.

2.33           “Threshold Price” means the Wholesale Price (WSP) in the case of the North American, European, and Asian Sales Territories, or Suggested Retail Price (SRP) in the Japan Sales Territory at which Publisher intends to sell the Software Title. If the Software Title is bundled with any other product or service that is not another Software Title, the Threshold Price will be the applicable WSP or SRP for the entire bundle.

2.34           “Title Update” means an update, upgrade, or technical fix to a Software Title that Xbox LIVE Users can automatically download to the Xbox LIVE User’sXbox360.

2.35           “Wholesale Price” means the highest per unit price that Publisher charges retailers and/or distributors in bona fide third party transactions for the right to distribute and sell the Software Title within a Sales Territory, it being agreed that (i) any transactions involving affiliates of Publisher (entities controlling, controlled by or under common control of, Publisher) are not to be considered in determining the Wholesale Price; (ii) if Publisher enters into an agreement with a third party (such as a Sub-Publisher) providing the third party with the exclusive right to distribute the Software Title in a Sales Territory, the Wholesale Price is governed by the price charged by the third party rather than the terms of the exclusive distribution agreement between Publisher and such third party; and (iii) if the Wholesale Price varies among countries in a single Sales Territory, the highest Wholesale Price used in the Sales Territory will be used to determine the appropriate royalty fees for the entire Sales Territory.

2.36           “Xbox 360”means the second version of Microsoft’s proprietary game system, successor to the Xbox game system, including operating system software and hardware design specifications.

2.37           “Xbox 360 Publisher Guide” means a document (in physical, electronic or Web site form) created by Microsoft that supplements this Agreement and provides detailed requirements regarding the Pre-Certification and Certification approval process, Branding Specifications, replication requirements, royalty payment process, marketing guidelines, technical specifications and certification requirements, Demo Version requirements, packaging requirements and other operational aspects of the Xbox 360 and Xbox LIVE. Microsoft may supplement, revise or update the Xbox 360 Publisher Guide from time to time in its reasonable discretion as set forth in this Agreement.

2.38           “Xbox LIVE”, or such other name that Microsoft designates, means the proprietary online service offered by Microsoft to Xbox LIVE Users.

2.39           “Xbox LIVE User” means any individual that accesses and uses Xbox LIVE.

2.40           Xbox SmartGlass Application” means an application developed by Microsoft that can be installed by a consumer on a Secondary Device in order to allow a user to discover content, play and interact with, control, and deepen experiences on a Primary Device.

2.41           “Xbox SmartGlass Experiences” means HTML/Javascript applications, either static or interactive, that are available to consumers from within the Xbox SmartGlass Application and that are linked to a Software Title on a Primary Device. Standalone Software Titles do not qualify as Xbox SmartGlass Experiences.

2.42           Other Terms. All other capitalized terms have the definitions set forth with the first use of such term as described in this Agreement.

NOV. 2012 v6.0	4	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 3.           Xbox 360 Development Kit License / Loaned Equipment

3.1           Xbox 360 Development Kit License. Publisher shall enter into one or more development kit license(s) for the applicable territory(ies) to which Xbox 360 game development kits will be shipped for use by Publisher (each an “XDK  License”) pursuant  to which Microsoft or its affiliate may license to Publisher software development tools and hardware to assist Publisher in the development and testing of Software Titles, including redistributable code that Publisher must incorporate into Software Titles pursuant to the terms and conditions contained in the XDK License.

3.2           Loaned Equipment. Microsoft may from time-to-time agree to loan Publisher certain Microsoft assets in connection with Publisher’s marketing and promotional activities for the Software Titles. Such loaned assets may include without limitation Xbox360 kiosks, Xbox 360 consoles and accessories (the “Loaned Equipment”). With respect to all Loaned Equipment provided to Publisher hereunder, Publisher agrees that: (i) Publisher shall not provide the Loaned Equipment  to any third party unless such third party is approved by Microsoft  in advance (“Approved Third Party”) and, if so approved, Publisher shall be responsible for ensuring that the Approved Third Party complies with the terms of this Section 3; (ii) Publisher shall assume all responsibility for theft, damage, loss or injuries to people or property that occur while such Loaned Equipment is in Publisher’s and/or an Approved Third Party’s possession, control  or use;  (iii) the  Loaned Equipment  shall only be used in a location approved by Microsoft;  (iv) Publisher’s insurance policy set forth in Section 16.4 of the Agreement shall cover all theft, damage, loss or injuries to people or property in connection with Publisher’s or an Approved Third Party’s use or possession of the Loaned Equipment;  (v) Publisher (and any Approved Third Party) shall only use power supplies, power cords, cables, and other parts and accessories provided by Microsoft in connection with the Loaned Equipment; and (vi) Publisher shall, at its expense, return the Loaned Equipment to Microsoft by the date requested by Microsoft and in accordance with any shipping instructions provided by Microsoft.

4.            Approval Process

4.1           Standard Approval Process. The standard approval process for a Software Title is divided into four phases comprised of Concept approval, Pre-Certification, Certification, and Marketing Materials approval. Unless Publisher elects the EU Approval Option for a European FPU (described below), Publisher is required to submit its Software Title to Microsoft for evaluation at all four phases. Each phase is identified below and further described in the Xbox 360 Publisher Guide. Additional or alternate approval processes for Online Content may be further described in the Xbox 360 Publisher Guide.

4.1.1           Concept. For each Software Title, Publisher shall deliver to Microsoft a completed Concept submission form (in the form provided by Microsoft to Publisher) that describes the Software Title. In the event that Publisher desires to host or have a third party host or provide to Xbox LIVE Users any of Publisher’s Online Game Features, Publisher shall so indicate on the Concept submission form and must execute an addendum to this Agreement, which addendum is available upon request and will be incorporated into this Agreement upon execution. Following evaluation of Publisher’s Concept  submission, Microsoft will notify Publisher of whether the Concept is approved or rejected. If approved, the Concept submission form, in the form submitted and approved by Microsoft, is incorporated herein by reference and adherence to its terms is a requirement for Certification. Publisher may propose Online Content at any time after a Concept has been approved, in which case Publisher shall deliver to Microsoft a separate Concept submission for each proposed piece of Online Content.

4.1.2           Pre-Certification. If the Concept is approved, Publisher may, at Publisher’s option, deliver to Microsoft a code-complete version of the Software Title or Online Content that includes all current features of the Software Title and such other content as may be required under the Xbox 360 Publisher Guide. Upon receipt thereof and payment by Publisher of the applicable Pre-Certification fee as set forth in the Xbox 360 Publisher Guide, Microsoft shall conduct technical screen and/or other testing of the Software Title or Online Content consistent with the Xbox 360 Publisher Guide and will subsequently provide Publisher with advisory feedback regarding such testing.

NOV. 2012 v6.0	5	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1.3           Certification. Following Pre-Certification, Publisher shall deliver to Microsoft the proposed final release version of the applicable Software Title that is complete and ready for access via Xbox LIVE (if applicable), release, manufacture, and commercial distribution. Such version must include the final content rating certification required by Section 4.4, have identified program errors corrected, and have any and all changes previously required by Microsoft implemented. Microsoft shall conduct compliance, compatibility, functional and other testing consistent with the Xbox 360 Publisher Guide (“Certification Testing”) and shall subsequently provide Publisher with the results of such testing, including any required fixes required prior to achieving Certification. Release from Certification for a Software Title (and for Online Content as applicable) is based on (1) passing the Certification Testing; (2) conformance with the approved Concept and any required submission materials as stated in the Xbox 360 Publisher Guide; (3) Packaging Materials approval; (4) consistency with the goals and objectives of the Xbox 360 console platform and Xbox LIVE; and (5) continuing and ongoing compliance with all Certification requirements and other requirements as set forth in the Xbox 360 Publisher Guide and this Agreement.

4.1.4           Marketing Materials Approval. Publisher shall submit all Marketing Materials to Microsoft and shall not distribute such Marketing Materials unless and until Microsoft has approved them in writing. Prior to use or publication of any Marketing Materials, Publisher agrees to incorporate all changes relating to use of the Licensed Trademarks that Microsoft may request and will use its commercially reasonable efforts to incorporate other changes reasonably suggested by Microsoft (provided, however, that in any event Publisher shall at all times comply with the Branding Specifications).

4.2           EU Approval Option. For a Software Title that Publisher intends to distribute solely in the European Sales Territory (a  “European FPU”), Publisher may choose to forego Concept approval (Section 4.1.1), Pre-Certification (Section 4.1.2) and/or Marketing Materials approval (Section 4.1.4) and submit such Software Title to Microsoft only for Certification approval. This option is referred to herein as the “EU Approval  Option.”  The EU Approval Option applies solely to distribution of European FPUs, and is not available for Online Content intended to be available in the European Sales Territory. If Publisher chooses the EU Approval Option, Publisher shall not use the Licensed Trademarks on the European FPU and the license grant set forth in Section 12.1 is withdrawn as to such European FPU. In addition, Publisher shall make no statements in advertising, marketing materials, packaging, Web sites or otherwise that the European FPU is approved or otherwise sanctioned by Microsoft or is an official Xbox 360 Software Title. The European FPU may not be distributed outside the European Sales Territory without complying with all terms of this Agreement concerning approvals and the release of the FPU as deemed relevant by Microsoft. Microsoft may provide additional information in the Xbox 360 Publisher Guide regarding the European Approval Option. Notwithstanding Publisher’s choice of the EU Approval Option, all other portions of this Agreement other than those specifically identified above shall remain in effect.

4.3           Resubmissions and Additional Review. If a Software Title or Online Content fails Certification, and if Publisher has made good faith efforts to address any issues raised by Microsoft, Microsoft will give Publisher the opportunity to resubmit such Software Title or Online Content for Certification. Microsoft may charge Publisher a reasonable fee designed to offset the costs associated with testing upon resubmission. Publisher may request the ability to submit versions of the Software Title or Online Content at stages of development other than as identified above for review and feedback by Microsoft. Such review is within the discretion of Microsoft and may require the payment of reasonable fees by Publisher to offset the costs associated with the review of such Software Titles or Online Content.

4.4           Content Rating. For those Sales Territories that utilize a content rating system, Microsoft will not accept submission of a Software Title (including any Online Content) for Certification approval unless and until Publisher has obtained, at Publisher’s sole cost, a rating not  higher than “Mature  (17+)”  or its equivalent  from the appropriate  rating bodies and/or any and all other independent content rating authority/authorities for the applicable Sales Territory(ies) reasonably designated by Microsoft (such as ESRB, ELSPA, CERO, etc.). Publisher shall include the applicable rating(s) prominently on FPUs and Marketing Materials, in accordance with the applicable rating body guidelines, and shall include the applicable rating in a header file of the Software Title and in Online Content, as described in the Xbox 360 Publisher Guide. For those Sales Territories that do not utilize a content rating system, Microsoft will not approve any Software Title or Online Content that, in its opinion, contains excessive sexual content or violence, inappropriate language or other elements deemed unsuitable for the Xbox 360 platform. If, after Commercial Release, a Software Title is determined as suitable for adults only or otherwise as indecent, obscene or otherwise prohibited by law, the Publisher shall at its own costs recall all FPUs. Unless Publisher has obtained a separate rating for Online Content and communicated such separate rating to Microsoft in the header file of the Online Content and/or as otherwise described in the Xbox 360 Publisher Guide, Publisher warrants and represents that all Online Content not included in the initial Software Title FPU will not be inconsistent with the content rating (or, in those countries that do not utilize a content rating system, with the overall nature of the content) of the underlying Software Title. Content rating information and requirements may be further described in the Xbox 360 Publisher Guide.

NOV. 2012 v6.0	6	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.5           Publisher Testing. Publisher shall perform its own testing of the Software Title and FPUs and shall keep written or electronic records of such testing during the term of this Agreement and for no less than [***] thereafter (“Test Records”). Upon Microsoft’s request, Publisher shall provide Microsoft with copies of, or reasonable access to inspect, the Test Records, FPUs and Software Title (either in pre-Commercial Release or Commercial Release versions, as Microsoft may request).

4.6           Mutual Approval Required. Publisher shall not distribute the Software Title, nor manufacture any FPU intended for distribution, unless and until Microsoft has given its final approval and release from Certification version of the Software Title and both parties have approved the FPU in writing.

4.7           Title Updates

4.7.1           All Title Updates for Software Titles are subject to approval by Microsoft. Publisher may release one Title Update per Software Title free of charge. Any additional Title Updates proposed by Publisher may be subject to a reasonable charge.

4.7.2           Microsoft may require Publisher to develop and provide a Title Update if (a) a Software Title or Online Content adversely affects Xbox LIVE, (b) if a change to the Xbox 360 Publisher Guide requires a Title Update, (c) if Certification is revoked for Online Content, or (d) for any other reason at Microsoft’s reasonable discretion. Microsoft will not charge Publisher for the Certification, hosting, and distribution of Title Updates to Xbox LIVE Users for the first Title Update (if any) per Software Title or Online Content required by a specific change in the Xbox 360 Publisher Guide or for any other reason at  Microsoft’s reasonable discretion. Microsoft reserves the right to charge Publisher a reasonable fee to offset the costs associated with the Certification, hosting, and distribution of Title Updates to Xbox LIVE Users that are required because of revocation of Certification or a Software Title or Online Content adversely affecting Xbox LIVE.

5.            Xbox 360 Publisher Guide

Publisher acknowledges that the Xbox 360 Publisher Guide is an evolving document and subject to change during the term of this Agreement. Publisher agrees to be bound by all provisions contained in the then-applicable version of the Xbox 360 Publisher Guide. Publisher agrees that upon Publisher’s receipt of notice of availability of the applicable supplement, revision, or updated version of the Xbox 360 Publisher Guide (which may be via a publisher newsletter or other electronic notification), Publisher automatically is bound by all provisions of the Xbox 360 Publisher Guide as supplemented, revised, or updated. Publisher’s continued distribution of FPUs after a notice of supplement, revision or update is included in the Xbox 360 Publisher Guide or is made available to Publisher constitutes Publisher’s agreement  to the  then-current Xbox 360 Publisher Guide as supplemented, revised or updated. Microsoft will specify in each such supplement, revision or update a reasonable effective date of each change if such change is not required to be effective immediately. Only with respect to a Software Title that has passed Pre-Certification prior to the applicable revision or update, will Publisher not be obligated to comply with any changes made to the technical or content requirements for Software Titles in the Xbox 360 Publisher Guide, except in circumstances where such change is deemed by Microsoft to be vitally important to the success of the Xbox 360 platform (e.g. changes due to piracy, technical failure) or will  not  add significant  expense  to the  Software  Title’s development. In addition, changes made in Branding Specifications or other Marketing Materials requirements will be effective as to a  Software  Title  that  has passed Certification only on a “going forward” basis (i.e., only to such Marketing Materials and/or FPUs as are manufactured after Microsoft notifies Publisher of the change). Notwithstanding the foregoing, Publisher shall comply with such changes to the Xbox 360 Publisher Guide related to Branding Specifications or other Marketing Materials requirements retroactively if Microsoft agrees to pay for Publisher’s direct, out-of-pocket expenses necessarily incurred as a result of its retrospective compliance with the change.

NOV. 2012 v6.0	7	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 6. Post-Release Compliance

6.1         Correction of Bugs or Errors. Notwithstanding Microsoft’s Certification, all Software Titles must remain in compliance with all Certification requirements and requirements set forth in the Xbox 360 Publisher Guide on a continuing and ongoing basis. Publisher must correct any material program bugs or errors in conformance with the Xbox 360 Publisher Guide whenever discovered and Publisher agrees to correct such material bugs and errors as soon as possible after discovery. With respect to bugs or errors discovered after Commercial Release of the applicable Software Title, Publisher will, at Microsoft’s request or allowance, correct the bug or error in all FPUs manufactured after discovery and Microsoft may charge a reasonable amount to cover the costs of Certifying the Software Title again.

6.2         Online Content; Minimum Commitment; Content Tokens

6.2.1           Publisher agrees that each Online Game Feature of a Software Title will be made available via Xbox LIVE for at least [***] following the respective Commercial Release of the FPUs of the Software Title in each Sales Territory in which Xbox LIVE is available  (the “Minimum Commitment”). Publisher is obligated to provide all necessary support for such Online Game Feature during its availability and for [***] after discontinuation. Following the Minimum Commitment period, Publisher may terminate Microsoft’s license associated with such Online Game Feature upon [***] prior written notice to Microsoft; and/or Microsoft may discontinue the availability of any or all such Online Game Feature via Xbox LIVE upon [***] prior written notice to Publisher. Publisher is responsible for communicating the duration of Online Game Feature availability to Xbox LIVE Users, and for providing reasonable advance notice to Xbox LIVE Users of any discontinuation of such Online Game Feature.

6.2.2           Subject to Section 10.3, Publisher agrees that Microsoft has the right to make Online Content other than Online Games Features submitted by Publisher available to Xbox LIVE Users for the Term of this Agreement. Publisher agrees to provide all necessary support for such Online Content as long as such Online Content is made available to Xbox LIVE Users and for [***] thereafter. Notwithstanding any termination or expiration of Microsoft’s license to distribute Online Content, Publisher acknowledges and agrees that Microsoft will retain a copy of Online Content, and Publisher hereby grants Microsoft the license to redistribute the final version of any Online Content to Xbox LIVE Users who have previously purchased it, directly or indirectly, from Microsoft; including if the Xbox LIVE User is re-downloading to a different console or within a different Sales Territory than where originally downloaded.

6.2.3           Archive Copies. Publisher agrees to maintain, and to possess the ability to support, copies in object code, source code and symbol format, of all Online Content available to Xbox LIVE Users during the term of this Agreement and for no less than [***] thereafter.

7. Manufacturing

7.1          Authorized Replicators. Publisher will use only an Authorized Replicator to produce FPUs. Prior to placing an order with a replicator for FPUs, Publisher shall confirm with Microsoft that such entity is an Authorized Replicator. Microsoft will endeavor to keep an up-to-date list of Authorized Replicators in the Xbox 360 Publisher Guide. Publisher will notify Microsoft in writing of the identity of the applicable Authorized Replicator and the agreement for such replication services shall be as negotiated by Publisher and the applicable Authorized Replicator, subject to the requirements in this Agreement. Publisher acknowledges that Microsoft may charge the Authorized Replicator fees for rights, services or products associated with the manufacture of FPUs and that the agreement with the Authorized Replicator grants Microsoft the right to instruct the Authorized Replicator to cease the manufacture or FPU and/or prohibit the release of FPU to Publisher or its agents in the event Publisher is in breach of this Agreement or any credit arrangement entered into by Microsoft and Publisher or Publisher affiliates. Microsoft does not guarantee any level of performance by the Authorized Replicators, and Microsoft will have no liability to Publisher for any Authorized Replicator’s failure to perform its obligations under any applicable agreement between Microsoft and such Authorized Replicator and/or between Publisher and such Authorized Replicator. Microsoft has no responsibility for ensuring that FPUs are free of all defects.

NOV. 2012 v6.0	8	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2          Submissions to the Authorized Replicator. Microsoft, and not Publisher, will provide to the applicable Authorized Replicator the final release version of the Software Title and all specifications required by Microsoft for the manufacture of the FPUs including, without limitation, the Security Technology (as defined in Section 7.9 below). Publisher is responsible for preparing and delivering to the Authorized Replicator all other items required for manufacturing FPUs including approved Packaging Materials associated with the FPUs. Subject to the approval of Publisher (which approval shall not be unreasonably withheld), Microsoft has the right to have included in the packaging of FPUs such promotional materials for Xbox, Xbox 360, Xbox LIVE, and/or other Xbox or Xbox 360 products or services as Microsoft may determine in its reasonable discretion. Microsoft will be responsible for delivering to the Authorized Replicator all such promotional materials as it desires to include with FPUs, and, unless otherwise agreed by the parties, any incremental insertion costs relating to such marketing materials will be borne by Microsoft.

7.3          Verification Versions. Publisher shall cause the Authorized Replicator to create several test versions of each FPU  (“Verification Version(s)”) that  will be provided to both Microsoft and Publisher for evaluation. Prior to full manufacture of a FPU by the Authorized Replicator, both Publisher and Microsoft must approve the applicable Verification Version. Throughout the manufacturing process and upon the request of Microsoft, Publisher shall cause the Authorized Replicator to provide additional Verification Versions of the FPU for evaluation by Microsoft. Microsoft’s approval is a condition precedent to manufacture, however Publisher shall grant the final approval and shall work directly with the Authorized Replicator regarding the production run. Publisher agrees that all FPUs must be replicated in conformity with all of the quality standards and manufacturing specifications, policies and procedures that Microsoft requires of its Authorized Replicators, and that all Packaging Materials must be approved by Microsoft prior to packaging. Publisher shall cause the Authorized Replicator to include the BTS on each FPU.

7.4          Samples.

7.4.1           FPUs. For each Software Title or Hits Software Title sku, at Publisher’s cost, Publisher shall provide Microsoft with: (i) [***] FPUs and accompanying Marketing Materials per Sales Territory in which the FPU will be released (or such lesser amount provided in the Xbox 360 Publisher Guide); (ii) no more than [***] FPUs (or such amount provided in the Xbox 360 Publisher Guide) and accompany Marketing Materials per Sales Territory for so-called “Special” or “Limited” edition versions. Such units may be used in marketing, as product samples, for customer support, testing and for archival purposes. Publisher will not have to pay a royalty fee for such samples nor will such samples count towards the Unit Discounts under Exhibit 1.

7.4.2           Xbox LIVE Arcade. For each piece of Online Content that is an Xbox LIVE Arcade game, Microsoft will be entitled to create [***]. Content Tokens (as defined in Section 9.6 below), [***] of which Microsoft will provide to the Publisher and [***] of which Microsoft may use in marketing, as product samples, for customer support, testing and archival purposes. Publisher shall not be entitled to any Royalty Fee or other compensation with respect to Microsoft’s distribution of Content Tokens as authorized under this Section 7.4.2.

7.4.3 Premium Online Content. For each piece of Premium Online Content, Microsoft will be entitled to create up to [***] Content Tokens, which Publisher and Microsoft may use in marketing, as product samples, for customer support, testing and archival purposes (the Content Tokens will be split approximately [***] between Publisher and Microsoft respectively). Publisher shall not be entitled to any Royalty Fee or other compensation with respect to Microsoft’s distribution of Content Tokens as authorized under this Section 7.4.3.

7.5          Minimum Order Quantities

7.5.1           Within [***] after the first date of manufacture by the Authorized Replicator of FPUs for distribution to a given Sales Territory, Publisher must manufacture FPUs to meet the minimum order quantities (“MOQs”) as described below and in the Xbox 360 Publisher Guide. Microsoft may update and revise the MOQs [***], which will be effective starting the following [***]. Currently, the MOQs are as follows:

	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

NOV. 2012 v6.0	9	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.5.2      For the purposes of this section, a “Disc” shall mean an FPU that is signed for use on a certain defined range of Xbox 360 hardware, regardless of the number of languages or product skus contained thereon. Publisher must meet the MOQs independently for each Sales Territory. For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, then the Publisher must place orders to manufacture (i) at least [***] FPUs for sale in the North American Sales Territory, including a minimum of [***] per Disc included in such FPUs, and (ii) [***] FPUs for the European Sales Territory, including a minimum of [***] per Disc included in such FPUs.

7.5.3           If Publisher fails to manufacture FPUs to meet any applicable minimum order quantity within [***] after the first date of manufacture by the Authorized Replicator of FPUs for distribution to a given Sales Territory, Publisher shall immediately pay Microsoft the applicable royalty fee for the number of FPUs represented by the difference between the applicable MOQ and the number of FPUs of the Software Title actually manufactured by Publisher.

7.6          Manufacturing Reports. For purposes of assisting in the scheduling of manufacturing resources, on a [***] basis, or as otherwise requested by Microsoft in its reasonable discretion, Publisher shall provide Microsoft with forecasts showing manufacturing projections by Sales Territory [***] out for each Software Title. Publisher will use commercially reasonable efforts to cause the Authorized Replicator to deliver to Microsoft true and accurate [***] statements of FPUs manufactured in each [***], on a Software Title-by-Software Title basis and in sufficient detail to satisfy Microsoft, within [***]. Microsoft will have reasonable audit rights to examine the records of the Authorized Replicator regarding the number of FPUs manufactured.

7.7          New Authorized Replicator. If Publisher requests that Microsoft certify and approve a third party replicator that is not then an Authorized Replicator, Microsoft will consider such request in good faith. Publisher acknowledges and agrees that Microsoft may condition certification and approval of such third party on the execution of an agreement in a form satisfactory to Microsoft pursuant to which such third party agrees to strict quality standards, nondisclosure requirements, license fees for use of Microsoft intellectual property and trade secrets, and procedures to protect Microsoft’s intellectual property and trade secrets. Notwithstanding anything contained herein, Publisher acknowledges that Microsoft is not required to certify, maintain the certification or approve any particular third party as an Authorized Replicator, and that the certification and approval process may be time-consuming.

7.8          Alternate Manufacturing in Europe. Publisher may, solely with respect to FPUs manufactured for distribution in the European Sales Territory, utilize a different process or company for the combination of a FPU with Packaging Materials provided that such packaging process incorporates the BTS and otherwise complies with the Xbox 360 Publisher Guide. Publisher shall notify Microsoft regarding its use of such process or company so that the parties may properly coordinate their activities and approvals. To the extent that Microsoft is unable to accommodate such processes or company, Publisher shall modify its operations to comply with Microsoft’s requirements.

7.9          Security. Microsoft has the right to add to the final release version of the Software Title delivered by Publisher to Microsoft, and to all FPUs, such digital signature technology and other security technology and copyright management information (collectively, “Security Technology”) as Microsoft may determine to be necessary, and/or Microsoft may modify the signature included in any Security Technology included in the Software Title by Publisher at Microsoft’s discretion. Additionally, Microsoft may add Security Technology that prohibits the play of Software Titles on Xbox 360 units manufactured in a region or country different from the location of manufacture of the respective FPUs or that have been modified in any manner not authorized by Microsoft.

NOV. 2012 v6.0	10	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 7.10         Demo Versions. If Publisher wishes to distribute a Demo Version in FPU format, Publisher must obtain Microsoft’s prior written approval and Microsoft may charge a reasonable fee to offset costs of the Certification. Subject to the terms of the Xbox 360 Publisher Guide, such Demo Version(s) may be placed on a single disc, either as a stand-alone or with other Demo Versions and the price of such units must be [***] or its equivalent in local currency. Unless separately addressed in the Xbox 360 Publisher Guide, all rights, obligations and approvals set forth in this Agreement as applying to Software Titles shall separately apply to any Demo Version. [***]. If Publishers wishes to distribute a Demo Version in an online downloadable format, such downloadable Demo Version shall be distributed via Microsoft Xbox LIVE in accordance with Section 10.3, and such downloadable Demo Version will be subject to all other terms and policies applicable to Online Content set forth herein and in the Xbox 360 Publisher Guide.

8. Payments

The Parties shall make payments to each other under the terms of Exhibit 1.

9. Marketing, Sales, Support and Promotions

9.1           Publisher Responsible. As between Microsoft and Publisher, Publisher is solely responsible for the marketing and sales of the Software Title. Publisher is also solely responsible for providing technical and all other support relating to the FPUs (including for Xbox LIVE Users of Online Content). Publisher shall provide all appropriate contact information (including without limitation Publisher’s address and telephone number, and the applicable  individual/group responsible for customer support), and shall also provide all such information to Microsoft for posting on http://www.xbox.com, or such successor or related Web site identified by Microsoft or in Xbox LIVE. Customer support shall at all times conform to the Customer Service Requirements set forth in the Xbox 360 Publisher Guide and industry standards in the console game industry.

9.2           Warranty. Publisher shall provide the original end user of any FPU a minimum warranty in accordance with local laws and industry practices. For example, in the United States, Publisher shall, as of the Effective Date, provide a minimum [***] limited warranty that the FPU will perform in accordance with its user documentation or Publisher will refund the purchase price or provide a replacement FPU at no charge. Publisher may offer additional warranty coverage consistent with the traditions and practices of video game console game publishers within the applicable Sales Territory or as otherwise required by local law.

9.3           Recall. Notwithstanding anything to the contrary contained in this Agreement, if there is a material defect in a Software Title and/or any FPUs, which defect in the reasonable judgment of Microsoft would significantly impair the ability of an end user to play such Software Title or FPU or would adversely affect the gameplay of the Xbox 360 or Xbox LIVE, Microsoft may require Publisher to recall FPUs and undertake prompt repair or replacement of such Software Title and/or FPUs.

9.4           No Bundling with Unapproved Peripherals, Products or Software. Except as expressly stated in this section, Publisher shall not market or distribute a FPU bundled with any other product or service, nor shall Publisher knowingly permit or assist any third party in such bundling, without Microsoft’s prior written consent. Publisher may market or distribute (i) FPU bundled with a Software Title(s) that has been previously certified and released by Microsoft for manufacturing; or (ii) FPU bundled with a peripheral product (e.g. game pads) that has been previously licensed as  an “Xbox 360 Licensed Peripheral” by Microsoft,  without  obtaining the  written permission of Microsoft. Publisher shall contact Microsoft in advance to confirm that the peripheral or Software Title to be bundled has previously been approved by Microsoft pursuant to a valid license.

9.5           Software Title License. Publisher grants Microsoft a fully-paid, royalty-free, worldwide, non-exclusive license (i) to publicly perform the Software Titles at conventions, events, trade shows, press briefings, public interactive displays and the like; (ii) to use the title of the Software Title, and screen shots from the Software Title, in advertising and promotional material relating to Xbox 360 and related Microsoft products and services, as Microsoft may reasonably deem appropriate; (iii) distribute Demo Versions with the Official Xbox Magazine, as a standalone product with other demo software; and (iv) distribute Software Title trailers via xbox.com. Publisher may also select Online Content for inclusion in public interactive displays and/or compilation demo discs published by Microsoft, in which case Publisher grants Microsoft a fully-paid, royalty-free, worldwide, transferable, sublicenseable license to broadcast, transmit, distribute, host, publicly display, reproduce and manufacture such selected Online Content as part of public interactive displays and compilation demo discs, and to distribute  and permit  end users to download and store  (and, at  Publisher’s discretion, to make  further copies) such Online Content via public interactive displays. The rights granted in the preceding sentence are in addition to any rights that Microsoft may have for uses of Publisher Software Titles under the applicable law, such as uses that are “referential,” “fair use” or “reasonable use.”

NOV. 2012 v6.0	11	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.6           Token Promotions. In the event Publisher desires to distribute password-protected codes generated by Microsoft, representing “tokens”  (a  “Token Promotion”) that  are  redeemable by users for Online  Content  downloads from Xbox LIVE (“Content  Tokens”) as  part  of promotional  activities related to a  Software  Title  using Xbox LIVE Marketplace, Publisher shall submit to Microsoft a Content Token request via available form or online link in the Xbox 360 Publisher Guide (“Token Form”) for approval  by Microsoft.  Upon approval  by Microsoft, Publisher will pre-pay all applicable fees as set forth in the Xbox 360 Publisher Guide, or Microsoft may, but is not obligated to, offer Publisher credit terms upon the execution of a line of credit agreement, for payment of such fees. As soon as commercially feasible after payment by Publisher for an order for Content Tokens (or Microsoft’s determination of Publisher’s credit worthiness), Microsoft shall create Content Tokens and deliver them to Publisher. Publisher may distribute the Content Tokens for the Online Content download solely as part of the Token Promotion within the Sales Territory and during the term of the Token Promotion specified on the Token Form. No other payments under this Agreement (MS Points or otherwise) will be paid with respect to the Content Tokens. Publisher shall be solely responsible for all aspects of marketing and fulfillment of the Token Promotion, including without limitation all advertising and other promotional materials related to the Token Promotion which shall be deemed Marketing Materials.

9.7           Joint Promotions. Microsoft and Publisher may from time to time to develop, execute, and administer promotions involving the Software Title(s) (e.g., Play and Win weekends for the Software Titles on Xbox LIVE, promotional sweepstakes involving the Software Titles, etc.) (each, a “Promotion”). In connection therewith, the parties shall execute a promotion schedule to this Agreement in the form set forth in the Xbox360 Publisher Guide (each, a “Promotion Schedule”). The parties agree that the following additional terms and conditions shall apply to each Promotion for which a Promotion Schedule has been fully executed: (i) each party shall have the right and license to use the specific properties identified in the Promotion Schedule solely in connection with the Promotion during the promotional period and territory identified in the Promotion Schedule; (ii) all promotional materials prepared by or on behalf of the parties for the Promotion shall be subject to the other party’s approval. The party approving such materials shall have [***] to approve or disapprove such materials. Failure to respond within such [***] period shall be deemed an approval; and (iii) the parties shall comply with all other obligations set forth in the Promotion Schedule.

10. Grant of Distribution License, Limitations

10.1           Distribution License. Upon Certification of the Software Title, approval of the Marketing Materials and the FPU test version of the Software Title by Microsoft, and subject to the terms and conditions contained within this Agreement, Microsoft grants Publisher a non-exclusive, non-transferable, license to distribute FPUs containing Redistributable and Sample Code (as defined in the XDK License) and Security Technology (as defined above) within the Sales Territories approved in the Software  Title’s Concept in FPU form to third parties for distribution to end users and/or directly to end users. The license to distribute the FPUs is personal to Publisher and except for transfers of FPU through normal channels of distribution (e.g. wholesalers, retailers), absent the written approval of Microsoft, Publisher may not sublicense or assign its rights under this license to other parties. For the avoidance of doubt, without the written approval of Microsoft, Publisher may not sublicense, transfer or assign its right to distribute Software Titles or FPU to another entity that will brand, co-brand or otherwise assume control over such products as a “publisher” as that concept is typically understood in the console game industry. Publisher may only grant end users the right to make personal, non-commercial use of Software Titles and may not grant end users any of the other rights reserved to a copyright holder under US Copyright Law, Japanese Copyright Law, or its international equivalent. Publisher’s license rights do not include any license, right, power or authority to subject Microsoft’s software or derivative works thereof or intellectual property associated therewith in whole or in part to any of the terms of an Excluded License. “Excluded License” means any license that  requires as a condition of use, modification and/or distribution of software subject to the Excluded License, that such software or other software combined and/or distributed with such software be (a) disclosed or distributed in source code form; (b) licensed for the purpose of making derivative works; or (c) redistributable at no charge.

NOV. 2012 v6.0	12	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.2         No Distribution Outside the Sales Territory. Publisher shall distribute FPUs only in Sales Territories for which the Software Title has been approved by Microsoft. Publisher shall not directly or indirectly export any FPUs from an authorized Sales Territory to an unauthorized territory nor shall Publisher knowingly permit or assist any third party in doing so, nor shall Publisher distribute FPUs to any person or entity that it has reason to believe may re-distribute or sell such FPUs outside authorized Sales Territories.

10.3         Online Features. In consideration of the royalty payments as described in Exhibit 1, Publisher grants to Microsoft (i) a worldwide, transferable, sublicensable license to broadcast, transmit, distribute, host, publicly display, reproduce, and license Online Content for use on Xbox 360s, and (ii) a worldwide, transferable license solely to distribute to end users and permit end users to download and store  Online  Content  (and, at  Publisher’s discretion, to make  further copies). Publisher agrees that the license grants set forth in this section applicable to Online Content are exclusive, meaning that except as expressly permitted under this Agreement, the Xbox 360 Publisher Guide and/or as agreed by the Parties, Publisher shall not directly or indirectly permit or enable access to Online Content by any means, methods, platforms or services other than through Xbox LIVE, or as otherwise set forth in this Agreement. Notwithstanding the foregoing, this Section 10.3 does not prevent Publisher from making other platform versions of its Software Titles or Online Content available via other platform-specific online services. This Section 10.3 shall survive expiration or termination of this Agreement solely to the extent and for the duration necessary to effectuate Section 17.3 below.

10.4         No Reverse Engineering. Publisher may utilize and study the design, performance and operation of Xbox 360 or Xbox LIVE solely for the purposes of developing the Software Title or Online Content. Notwithstanding the foregoing, Publisher shall not, directly or indirectly, reverse engineer or aid or assist in the reverse engineering of all or any part of Xbox 360 or Xbox LIVE except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation. In the event applicable law grants Publisher the right to reverse engineer the Xbox 360 or Xbox LIVE notwithstanding this limitation, Publisher shall provide Microsoft with written notice prior to such reverse engineering activity, information regarding Publisher’s intended method of reverse engineering, its purpose and the legal authority for such activity and shall afford Microsoft a reasonable period of time before initiating such activity in order to evaluate the activity and/or challenge the reverse engineering activity with the appropriate legal authorities. Publisher shall refrain from such reverse engineering activity until such time as any legal challenge is resolved in Publisher’s favor. Reverse engineering includes, without limitation, decompiling, disassembly, sniffing, peeling semiconductor components, or otherwise deriving source code. In addition to any other rights and remedies that Microsoft may have under the circumstances, Publisher shall be required in all cases to pay royalties to Microsoft in accordance with Exhibit 1 with respect to any games or other products that are developed, marketed or distributed by Publisher, and derived in whole or in part from the reverse engineering of Xbox 360, Xbox LIVE or any Microsoft data, code or other material.

10.5         Reservation of Rights. Microsoft reserves all rights not explicitly granted herein.

10.6         Ownership of the Software Titles. Except for the intellectual property supplied by Microsoft to Publisher (including without limitation the Licensed Trademarks hereunder and the licenses in certain software and hardware granted by an XDK License), ownership of which is retained by Microsoft, insofar as Microsoft is concerned, Publisher will own all rights in and to the Software Titles and Online Content.

10.7         Sub-Publishing. Notwithstanding Section 10.1, Publisher may enter into independent agreements with other publishers to distribute Software Titles in multiple approved Sales Territories (a  “Sub-Publishing Relationship”), so long as:

 10.7.1           Publisher completes and provides Microsoft with the Sub-Publishing Notification Form (located in the Publisher Guide) at least [***] prior to authorizing a Sub-Publisher to manufacture any Software Title(s), of the Sub-Publishing relationship, along with (i) a summary of the scope and nature of the Sub-Publishing relationship including, without limitation, as between Publisher and Sub-Publisher, (ii) which party will be responsible for Certification of the Software Title(s) and/or any Online Content, (iii) a list of the Software Title(s) for which Sub-Publisher has acquired publishing rights, (iv) the  geographic  territory(ies) for which such rights were  granted, and (v) the term of Publisher’s agreement with Sub-Publisher; and

 10.7.2           The Sub-Publisher has signed its own Agreement and both Publisher and Sub-Publisher are and remain at all times in good standing under each of their respective Agreements. Publisher is responsible for making applicable royalty payments for the FPUs for which it places manufacturing orders, and Sub-Publisher is responsible for making royalty payments for the FPUs for which it places manufacturing orders.

NOV. 2012 v6.0	13	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.8          Authorized Affiliates. If Publisher and an affiliate execute the “Affiliate Agreement” provided in Exhibit 4, then Publisher’s authorized affiliate may exercise the rights granted to Publisher under this Agreement. The foregoing shall not apply to any Publisher affiliate which pays or intends to pay royalties from a European billing address. Any such European affiliate shall instead execute an Xbox 360 Publisher Enrollment Form with MIOL, a copy of which is attached hereto as Exhibit 3.

10.9          SmartGlass. Publisher may create, host, stream, and distribute Xbox SmartGlass Experiences subject to the Xbox SmartGlass Business Policy and this Agreement. Xbox SmartGlass Experiences may be free or paid transactions, at Publisher’s sole  discretion. Paid transactions for Xbox SmartGlass Experiences shall  be  conducted solely via  Xbox LIVE, unless otherwise permitted via the Xbox SmartGlass Business Policy, and shall be deemed Premium Online Content that is subject to the Royalty Fee and payment terms set forth in Section 6 of Exhibit 1.

11. Usage Data

Publisher acknowledges that the operation of the Xbox LIVE service requires that Microsoft collect and store Xbox LIVE User usage data, including, without limitation, Xbox LIVE User statistics, scores,  ratings, and rankings(collectively, “Xbox LIVE User Data”), as  well as personally-identifiable Xbox LIVE User data  (e.g., name, email  address) (“Personal  Data”). Microsoft reserves the right, in its discretion, to use such Xbox LIVE User Data for any purpose, including without limitation, posting the Xbox LIVE User Data on Xbox.com or other Microsoft Web sites. Microsoft agrees to use commercially reasonable efforts to periodically make certain Xbox LIVE User Data and Personal Data available to Publisher; provided that Publisher’s use of such data  is in accordance with the  then-current Xbox LIVE Privacy Statement and such other reasonable restrictions as Microsoft may require. Without limiting the foregoing, Publisher agrees that any disclosure of Personal Data to Publisher is only used by Publisher and may not be shared with any other third parties, and any permitted email communications with Xbox LIVE Users includes instructions for opting out of receiving any further communications from Publisher.

12. Trademark Rights and Restrictions

12.1          Licensed Trademarks License. In each Software Title, FPU, Online Content and on all Marketing Materials, Publisher shall incorporate the Licensed Trademarks and include credit and acknowledgement to Microsoft as set forth in the Xbox 360 Publisher Guide. Microsoft grants to Publisher a non-exclusive, non-transferable, personal license to use the Licensed Trademarks in connection with Software Titles, FPUs, Online Content and Marketing Materials according to the Xbox 360 Publisher Guide and other conditions herein, and solely in connection with marketing, sale, and distribution in the approved Sales Territories or via Xbox LIVE.

12.2          Limitations. Publisher is granted no right, and shall not purport, to permit any third party to use the Licensed Trademarks in any manner without Microsoft’s prior written consent. Publisher’s license to use Licensed Trademarks in connection with the Software Title, FPUs and/or Online Content does not extend to the merchandising or sale of related or promotional products.

12.3          Branding Specifications. Publisher’s use of the Licensed Trademarks (including without limitation in FPUs, Online Content and Marketing Materials) must comply with the Branding Specifications set forth in the Xbox 360 Publisher Guide. Publisher shall not use Licensed Trademarks in association with any third party trademarks in a manner that might suggest co-branding or otherwise create potential confusion as to source or sponsorship of the Software Title, Online Content or FPUs or ownership of the Licensed Trademarks, unless Microsoft has otherwise approved such use in writing. Upon notice or other discovery of any non-conformance with the requirements or prohibitions of this section, Publisher shall promptly remedy such non-conformance and notify Microsoft of the non-conformance and remedial steps taken.

NOV. 2012 v6.0	14	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.4          Protection of Licensed Trademarks. Publisher shall assist Microsoft in protecting and maintaining Microsoft’s rights in the Licensed Trademarks, including preparation and execution of documents necessary to register the Licensed Trademarks or record this Agreement, and giving immediate notice to Microsoft of potential infringement of the Licensed Trademarks. Microsoft shall have the sole right to and in its sole discretion may, commence, prosecute or defend, and control any action concerning the Licensed Trademarks, either in its own name or by joining Publisher as a party thereto. Publisher shall not during the term of this Agreement contest the validity of, by act or omission jeopardize, or take any action inconsistent  with, Microsoft’s rights or goodwill  in the Licensed Trademarks in any country, including attempted registration of any Licensed Trademark, or use or attempted registration of any mark confusingly similar thereto.

12.5          Ownership and Goodwill. Publisher acknowledges Microsoft’s ownership of all Licensed Trademarks, and all goodwill associated with the Licensed Trademarks. Use of the Licensed Trademarks shall not create any right, title or interest therein in Publisher’s favor. Publisher’s use of the Licensed Trademarks shall inure solely to the benefit of Microsoft.

13.          Non-Disclosure; Announcements

13.1         Non-Disclosure Agreement. The information, materials and software exchanged by the parties hereunder or under an XDK License, including the terms and conditions hereof and of the XDK License, are subject to the Non-Disclosure Agreement between the parties dated [insert date] (the “Non-Disclosure Agreement”), which is incorporated herein by reference; provided, however, that for purposes of the foregoing, any time limitation in the Non-Disclosure Agreement on the parties’ obligations to refrain from disclosing information protected under the Non-Disclosure Agreement (“Confidential Information”) shall be extended so that any Confidential  Information provided in relation to this Agreement or by way of the XDK License in whatever form (e.g. information, materials, tools and/or software exchanged by the parties hereunder or under an XDK License), including the terms and conditions hereof and of the XDK License, unless otherwise specifically stated, will be protected from disclosure for as long as it remains confidential.

13.2           Public Announcements. Neither party shall issue any such press release or make any such public announcement(s) related to the subject matter of this Agreement or any XDK License without the express prior consent of the other party, which consent will not be unreasonably withheld or delayed. Nothing contained in this Section 13.2 will relieve Publisher of any other obligations it may have under this Agreement, including without limitation its obligations to seek and obtain Microsoft approval of Marketing Materials.

13.3           Required Public Filings. Notwithstanding Sections 13.1 and 13.2, the parties acknowledge that this Agreement, or portions thereof, may be required under applicable law to be disclosed, as part of or an exhibit to a party’s required public disclosure documents. If either party is advised by its legal counsel that such disclosure is required, it will notify the other in writing and the parties will jointly seek confidential treatment of this Agreement to the maximum extent reasonably possible, in documents approved by both parties and filed with the applicable governmental or regulatory authorities, and/or Microsoft will prepare a redacted version of this Agreement for filing.

14.          Protection of Proprietary Rights

14.1         Microsoft Intellectual Property. If Publisher learns of any infringement or imitation of the Licensed Trademarks, a Software Title, Online Content or FPU, or the proprietary rights in or related to any of them, it will promptly notify Microsoft thereof. Microsoft may take such action as it deems advisable for the protection of its rights in and to such proprietary rights, and Publisher shall, if requested by Microsoft, cooperate in all reasonable respects therein at Microsoft's expense. In no event, however, shall Microsoft be required to take any action if it deems it inadvisable to do so. Microsoft will have the right to retain all proceeds it may derive from any recovery in connection with such actions.

14.2         Publisher Intellectual Property. Publisher, without the express written permission of Microsoft, may bring any action or proceeding relating to infringement or potential infringement of a Software Title, Online Content or FPU, to the extent such infringement involves any proprietary rights of Publisher (provided that Publisher will not have the right to bring any such action or proceeding involving Microsoft’s intellectual  property). Publisher shall make reasonable efforts to inform Microsoft regarding such actions in a timely manner. Publisher will have the right to retain all proceeds it may derive from any recovery in connection with such actions. Publisher agrees to use all commercially reasonable efforts to protect and enforce its proprietary rights in the Software Title or Online Content.

NOV. 2012 v6.0	15	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.3         Joint Actions. Publisher and Microsoft may agree to jointly pursue cases of infringement involving the Software Titles or Online Content (since such products will contain intellectual property owned by each of them). Unless the parties otherwise agree, or unless the recovery is expressly allocated between them by the court (in which case the terms of Sections 14.1 and 14.2 will apply), in the event Publisher and Microsoft jointly prosecute an infringement lawsuit under this provision, any recovery will be used first to reimburse Publisher and Microsoft  for their respective  reasonable  attorneys’ fees and expenses, pro rata, and any remaining recovery shall also be given to Publisher and Microsoft pro rata based upon the fees and expenses incurred in bringing such action.

15. Warranties

15.1        Publisher. Publisher warrants and represents that:

15.1.1           It has the full power to enter into this Agreement;

15.1.2           It has obtained and will maintain all necessary rights and permissions for its and Microsoft’s use of the Software Title, FPUs, Marketing Materials, Online Content, Xbox SmartGlass Experiences, all information, data, logos, and software or other materials provided to Microsoft and/or made available to Xbox LIVE Users via Xbox LIVE (excluding those portions that consist of the Licensed Trademarks, Security Technology and redistributable components of the so-called “XDK” in the form as delivered to Publisher by Microsoft pursuant to an XDK License) (collectively, the “Publisher Content”), and that all  Publisher Content complies with all laws and regulations, and does not and will not infringe upon or misappropriate any third party trade secrets, copyrights, trademarks, patents, publicity, privacy or other proprietary rights.

15.1.3           It shall comply with all laws, regulations, industry content rating requirements and administrative orders and requirements within any applicable Sales Territory relating to the distribution, sale and marketing of the Software Title, and shall keep in force all necessary licenses, permits, registrations, approvals and/or exemptions throughout the term of this Agreement and for so long as it is distributing, selling or marketing the Software Title in any applicable Sales Territory.

15.1.4           The Software Title, Online Content, Xbox SmartGlass Experiences and/or information, data, logos and software or other materials provided to Microsoft and /or made available to Xbox LIVE Users via Xbox LIVE, do not and shall not contain any messages, data, images or programs that are, by law, defamatory, obscene or pornographic, or in any way violate any applicable laws or industry content rating requirements (including without limitation laws of privacy) of the applicable Sales Territory(ies) where the Software Title is marketed and/or distributed.

15.1.5           The Online Content and Xbox SmartGlass Experiences shall not harvest or otherwise collect information about Xbox LIVE Users, including e-mail addresses, without the Xbox LIVE Users' express consent; and the Online Content and Xbox SmartGlass Experiences shall not link to any unsolicited communication sent to any third party.

15.2        Microsoft. Microsoft warrants and represents that it has the full power to enter into this Agreement and it has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Publisher herein.

15.3        DISCLAIMER. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 15, MICROSOFTPROVIDES ALL MATERIALS (INCLUDING WITHOUT LIMITATION THE SECURITY TECHNOLOGY) AND SERVICES HEREUNDER ON AN“AS IS” BASIS, AND MICROSOFT DISCLAIMS ALL OTHER WARRANTIES UNDER THE APPLICABLE LAWS OF ANY COUNTRY, EXPRESS OR IMPLIED, REGARDING THEMATERIALS AND SERVICES IT PROVIDES HEREUNDER, INCLUDING ANY IMPLIED WARRANTIES OFMERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF FREEDOM FROMCOMPUTER VIRUSES. WITHOUT LIMITATION, MICROSOFT PROVIDES NO WARRANTY OF NONINFRINGEMENT.

NOV. 2012 v6.0	16	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4          EXCLUSION OF INCIDENTAL, CONSEQUENTIAL AND CERTAIN OTHER DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL MICROSOFT, ITS AFFILIATES, LICENSORS OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, PUNITIVEOR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING WITHOUTLIMITATION, LOST PROFITS OR LOST GOODWILL AND WHETHER BASED ON BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR STRICT LIABILITY, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THEPOSSIBILITY OF SUCH DAMAGE OR IF SUCH DAMAGE COULD HAVE BEEN REASONABLY FORESEEN.

15.5          LIMITATION OF LIABILITY. THE MAXIMUM LIABILITY OF MICROSOFT TO PUBLISHER OR TO ANY THIRD PARTY ARISING OUT OF THIS AGREEMENT WILL BE [***]. FURTHERMORE, UNDER NO CIRCUMSTANCES SHALL MICROSOFT BE LIABLE TO PUBLISHER FOR ANY DAMAGES WHATSOEVER WITH RESPECT TO ANY CLAIMS RELATING TO THE SECURITY TECHNOLOGY AND/OR ITS EFFECT ON ANY SOFTWARE TITLE OR FOR ANY STATEMENTS OR CLAIMS MADE BY PUBLISHER, WHETHER IN PUBLISHER’S MARKETING MATERIALS OR OTHERWISE, REGARDING THEAVAILABILITY OR OPERATION OF ANY ONLINE GAME FEATURES.

16. Indemnity; Insurance. A claim for which indemnity may be sought hereunder is referred to as a “Claim.”

16.1          Mutual Indemnification. Each party hereby agrees to indemnify, defend, and hold the other party harmless from any and all third party claims, demands, costs, liabilities, losses, expenses and damages (including reasonable attorneys' fees, costs, and expert witnesses' fees) arising out of or in connection with any claim that, taking the claimant's allegations to be true, would result in a breach by the indemnifying party of any of its representations, warranties or covenants set forth in Section 15.

16.2          Additional Publisher Indemnification Obligation. Publisher further agrees to indemnify, defend, and hold Microsoft harmless from any and all third party claims, demands, costs, liabilities, losses, expenses and damages (including reasonable attorneys' fees, costs, and expert witnesses' fees) arising out of or in connection with any claim regarding any Software Title, Xbox SmartGlass Experiences or FPU including without limitation any claim relating to quality, performance, safety thereof, or arising out of Publisher’s use of the Licensed Trademarks in breach of this Agreement.

16.3          Notice and Assistance. The indemnified party shall: (i) provide the indemnifying party reasonably prompt notice in writing of any Claim and permit the indemnifying party to answer and defend such Claim through counsel chosen and paid by the indemnifying party; and (ii) provide information, assistance and authority to help the indemnifying party defend such Claim. The indemnified party may participate in the defense of any Claim at its own expense. The indemnifying party will not be responsible for any settlement made by the indemnified party without the indemnifying party’s written permission, which will not be unreasonably withheld or delayed. In the event the indemnifying party and the indemnified party agree to settle a Claim, the indemnified party agrees not to publicize the settlement without first obtaining the indemnifying party’s written permission.

16.4          Insurance. Publisher shall maintain sufficient and appropriate insurance coverage to enable it to meet its obligations under this Agreement and by law (whether Products Liability, General Liability or some other type of insurance). For FPUs distributed in the Japan Sales Territory, Publisher’s coverage will have minimum limits of the Japanese yen equivalent of [***] per occurrence, with a deductible of not more than the Japanese yen equivalent of [***]. For FPUs distributed in the Asian Sales Territory, Publisher’s coverage will have minimum limits of [***] per occurrence (or its equivalent value in local currency as of the date of issuance), with a deductible of not more than [***] (or its equivalent value in local currency as of the date of issuance). For FPUs distributed outside of Japan and the Asian Sales Territories, Publisher shall maintain Professional Liability and Errors & Omissions Liability Insurance (E&O) with policy limits of not less than [***] per occurrence (or its equivalent value in local currency as of the date of issuance), each claim with a deductible of not more than [***] (or its equivalent value in local currency as of the date of issuance). Such insurance shall include coverage for infringement of any proprietary right of any third party, including without limitation copyright and trademark infringement as related to Publisher's performance under this Agreement. The E&O insurance retroactive coverage date will be no later than [***]. Publisher shall maintain an active policy, or purchase an extended reporting period providing coverage for claims first made and reported to the insurance company within [***] after [***]. Upon request, Publisher shall deliver to Microsoft proof of such coverage. In the event that Publisher's proof evidences coverage that Microsoft reasonably determines to be  less than that required to meet Publisher’s obligations created by this Agreement, then Publisher agrees that it shall promptly acquire such coverage and notify Microsoft in writing thereof.

NOV. 2012 v6.0	17	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. Term and Termination

17.1          Term. The term of this Agreement shall commence on the Effective Date and shall continue until [***]. Unless one party gives the other notice of non-renewal within [***] of the end of the then-current term, this Agreement shall automatically renew for successive [***] terms.

17.2          Termination for Breach. If either party materially fails to perform or comply with this Agreement or any provision thereof, and fails to remedy the default within [***] after the receipt of notice to that effect, then the other party has the right, at its sole option and upon written notice to the defaulting party, to terminate this Agreement upon written notice; provided that if Publisher is the party that has materially failed to perform or comply with this Agreement, then Microsoft has the right, but not the obligation, to suspend availability of the Online Content during such [***] period. Any notice of default hereunder must be prominently labeled “NOTICE OF DEFAULT”; provided, however, that if the default is of Sections 10, 12 or Sections 1 or 2 of Exhibit 1, the Non-Disclosure Agreement, or an XDK License, then the non-defaulting party may terminate this Agreement immediately upon written notice, without being obligated to provide a [***] cure period. The rights and remedies provided in this section are not exclusive and are in addition to any other rights and remedies provided by law or this Agreement. If the uncured default is related to a particular Software Title or particular Online Content, then the party not in default has the right, in its discretion, to terminate this Agreement in its entirety or with respect to the applicable Software Title or the particular Online Content. If Microsoft determines, at any time prior to the Commercial Release of a Software Title or Online Content, that such Software Title or Online Content does not materially comply with the requirements set forth in the Xbox 360 Publisher Guide or to any applicable laws, then Microsoft has the right, in Microsoft’s sole discretion and notwithstanding any prior approvals given by Microsoft, to terminate this Agreement without cost or penalty, as a whole or on a Software Title by Software Title, or Sales Territory by Sales Territory basis upon written notice to Publisher with respect to such Software Title or Sales Territory.

17.3          Effect of Termination; Sell-off Rights. Upon termination or expiration of this Agreement, Publisher has no further right to exercise the rights licensed hereunder or within the XDK License and shall promptly cease all manufacturing of FPU through its Authorized Replicators and, other than as provided below, cease use of the Licensed Trademarks. Publisher shall have a period of [***], to sell-off its inventory of FPUs existing as of the date of termination or expiration, after which sell-off period Publisher shall immediately return all FPUs to an Authorized Replicator for destruction. Publisher shall cause the Authorized Replicator to destroy all FPUs and issue to Microsoft written certification by an authorized representative of the Authorized Replicator confirming the destruction of FPUs required hereunder. All of Publisher’s obligations under this Agreement shall continue to apply during such [***] sell-off period. If this Agreement is terminated due to Publisher's breach, at Microsoft’s option, Microsoft may require Publisher to immediately destroy all FPUs not yet distributed to Publisher’s distributors, dealers and/or end users and shall require all those distributing the FPU over which it has control to cease distribution. Upon termination or expiration of this Agreement, Publisher shall continue to support existing Online Game Features for FPUs that have already been sold until the end of the Minimum Commitment term.

17.4          Cross-Default. If Microsoft has the right to terminate this Agreement, then Microsoft may, at its sole discretion also terminate the XDK License. If Microsoft terminates the XDK License due to a breach by Publisher, then Microsoft may, at its sole discretion also terminate this Agreement.

17.5          Survival. The following provisions shall survive expiration or termination of this Agreement: Sections 2, 6.2.2 (as to the redistribution of Online Content), 6.2.3, 8, 9.1-9.3, 10.3, 10.4, 10.6, 11, 13.1, 14, 15, 16, 17.3, 17.5, 18 and Sections 1, 2, and 3 of Exhibit 1.

NOV. 2012 v6.0	18	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.          General

18.1          Governing Law; Venue; Attorneys Fees. This Agreement is to be construed and controlled by the laws of the State of Washington, U.S.A., and Publisher consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, U.S.A., unless no federal jurisdiction exists, in which case Publisher consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington, U.S.A. Publisher waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner authorized by applicable law or court rule. The English version of this Agreement is determinative over any translations thereof. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party is entitled to recover its reasonable attorneys' fees, costs and other expenses. This choice of jurisdiction provision does not prevent Microsoft from seeking injunctive relief with respect to a violation of intellectual property rights or confidentiality obligations in any appropriate jurisdiction.

18.2          Notices; Requests. All notices and requests in connection with this Agreement are deemed given on the [***] after they are deposited in the applicable country’s mail system [***], postage prepaid, certified or registered, return receipt requested; or [***] sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

Publisher: ___________________________		Microsoft:	MICROSOFT LICENSING, GP
6100 Neil Road, Suite 100
___________________________________			Reno, NV 89511-1137
___________________________________		Attention:	Xbox Accounting Services
___________________________________		with a cc to:	MICROSOFT CORPORATION
One Microsoft Way
Attention: __________________________			Redmond, WA 98052-6399
Fax:	_____________________________	Attention:	Legal & Corporate Affairs Department
Assoc. General Counsel, Xbox
Phone:	___________________________		Fax: (425) 936-7329
Email:	____________________________

or to such other address as the party to receive the notice or request so designates by written notice to the other.

18.3          No Delay or Waiver. No delay or failure of either party at any time to exercise or enforce any right or remedy available to it under this Agreement, and no course of dealing or performance with respect thereto, will constitute a waiver of any such right or remedy with respect to any other breach or failure by the other party. The express waiver by a party of any right or remedy in a particular instance will not constitute a waiver of any such right or remedy in any other instance. All rights and remedies will be cumulative and not exclusive of any other rights or remedies.

18.4          Assignment. Publisher may not assign this Agreement or any portion thereof, to any third party unless Microsoft expressly consents to such assignment in writing. Microsoft will have the right to assign this Agreement and/or any portion thereof as Microsoft may deem appropriate and/or authorize its affiliates or partners to perform this Agreement in whole or part on its behalf. For the purposes of this Agreement, a merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party’s stock, or of all or substantially all of its assets is to be deemed to be an assignment. This Agreement will inure to the benefit of and be binding upon the parties, their successors, administrators, heirs, and permitted assigns.

18.5          No Partnership. Microsoft and Publisher are entering into a license pursuant to this Agreement and nothing in this Agreement is to be construed as creating an employer-employee relationship, a partnership, a franchise, or a joint venture between the parties.

NOV. 2012 v6.0	19	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.6        Severability. If any provision of this Agreement is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. The parties intend that the provisions of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, the parties agree that if any provisions are deemed not enforceable, they are to be deemed modified to the extent necessary to make them enforceable.

18.7        Injunctive Relief. The parties agree that Publisher’s threatened or actual unauthorized use of the Licensed Trademarks or other Microsoft proprietary rights whether in whole or in part, may result in immediate and irreparable damage to Microsoft for which there is no adequate remedy at law. Either party’s threatened or actual breach of the confidentiality provisions may cause damage to the non-breaching party, and in such event the non-breaching party is entitled to appropriate injunctive relief from any court of competent jurisdiction without the necessity of posting bond or other security.

18.8        Entire Agreement; Modification; No Offer. This Agreement (including the Concept, the Non-Disclosure Agreement, the Xbox 360 Publisher Guide, written amendments thereto, and other incorporated documents) and the XDK License constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. This Agreement shall not be modified except by a written agreement dated subsequent hereto signed on behalf of Publisher and Microsoft by their duly authorized representatives. Neither this Agreement nor any written or oral statements related hereto constitute an offer, and this Agreement is not legally binding until executed by both parties hereto.

18.9        Publisher Bankruptcy.

18.9.1          Microsoft and Publisher agree that the rights conferred by Publisher upon Microsoft under this Agreement, including, without limitation, those described in Paragraph 6.2 of this Agreement, constitute a license running from Publisher to Microsoft of a right to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code (11 U.S.C. 101, et seq.), and that Microsoft shall have, in a bankruptcy proceeding in which the Publisher is a debtor, the rights of a "licensee" as set forth in that provision.

18.9.2          Microsoft and Publisher acknowledge and agree that, in a bankruptcy proceeding of Publisher, and notwithstanding any other provision contained in this Agreement, Publisher shall not have the power, absent Microsoft's consent, to assume or assign to a third-party any license running from Microsoft to Publisher of any property, interest or right created in this Agreement. Microsoft and Publisher hereby express their mutual intention that all such rights be purely personal to Publisher, such that governing non-bankruptcy law shall preclude Publisher's assignment (and, if applicable, assumption) of those rights without Microsoft's consent.

NOV. 2012 v6.0	20	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date on the dates indicated below.

MICROSOFT LICENSING, GP

Astrid Ford

Sr. Program Manager

May 8, 2013

MICROSOFT CORPORATION

Astrid Ford

Sr. Program Manager

May 8, 2013

[Publisher]

Peter Anthony Chiodo (“Tony”)

CEO/Founder

May 7, 2013

NOV. 2012 v6.0	21	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 1

PAYMENTS

1. Platform Royalty

a.          For each FPU manufactured during the term of this Agreement, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the “Unit Discount” table set forth in Section 1.e of this Exhibit 1 (Table 3).

b.          To determine the applicable royalty rate for a particular Software Title to be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 below for the category of Software Title (Standard Software Title, Hits Software Title and Expansion Pack) will determine the correct royalty “Tier” (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below). The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold. For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [***]. According to Table 1, [***] royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is [***].

[***]
	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]

[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

c. [***]

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) Standard Software Titles and Expansion Packs. [***] submit to Microsoft, at [***] for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to this Agreement as Exhibit 2 (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory. The selection indicated in the Xbox 360 Royalty Tier Selection Form (or designated electronic form method) will only be effective once it has been approved by Microsoft. If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to [***] or for such Expansion Pack will default to Packs [***], regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to [***]). Except as set forth in Section 2 (Hits Programs), the selection of a royalty Tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.

(ii)          Hits Software Title. [***] submit to Microsoft, at least [***] of the Hits Software Title, a completed and signed Xbox 360 Hits Programs Election Form in the form attached to this Agreement as Exhibit 6 (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory. The Xbox 360 Hits Programs Election Form will be effective once it has been approved by Microsoft. If a Hits Software Title does not have an approved Xbox 360 Hits Programs Election Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox 360 Hits Programs Election Form or because Microsoft has not approved the Xbox 360 Hits Programs Election Form), the royalty rate for such Hits Software Title will default to [***] (i.e., if Microsoft does not approve an Xbox 360 Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to [***]).

1.          Publisher may elect either Hits [***] or Hits [***] at initial Commercial Release as a Hits Software Title provided that the Software Title meets the Threshold Price requirements set forth in Table 1 above. Publisher may change the Hits Tier for a Hits Software Title in a specific Sales Territory a maximum of two (2) times.

2.          After [***] from the Commercial Release of a Hits Software Title, Publisher may elect to change the previously elected Hits Tier royalty rate for such Hits Software Title to the next sequential Hits Tier royalty rate in a specific Sales Territory provided that the Hits Software Title has a Threshold Price that meets the requirements for the newly elected Hits Tier royalty rate in Table 1 above. A minimum of [***] must elapse before Publisher can make an additional sequential Hits Tier change, subject to the maximum permitted Hits Tier changes per Sales Territory set forth in Section 1 above.

3.          Provided that at least [***] have elapsed since the prior Hits Tier selection and subject to the maximum permitted Hits Tier changes per Sales Territory set forth in Section 1 above, Publisher may elect to change the previously elected Hits Tier royalty rate for such Hits Software Title to a non-sequential Hits Tier royalty rate in a specific Sales Territory, provided that the Hits Software Title has a Threshold Price that meets the requirements for the newly elected Hits Tier royalty rate in Table 1 above.

4.          Effective [***], Publisher may elect to change the previously elected Hits Tier to Hits [***] for Hits Software Titles manufactured on or after [***], if (i) such Hits Software Titles have a Threshold Price that meets the requirements for Hits [***] in Table 1 above; and (ii) at least [***] have elapsed since the last Hits Tier selection for sequential Hits Tier changes and at least [***] have elapsed since the last Hits Tier selection for non-sequential Hits Tier changes. For Hits FPUs manufactured for the Japan and Asian Sales Territories, Publisher may elect Hits [***], Hits [***] or Hits [***] at initial Commercial Release as a Hits Software Title provided that the Software Title meets the applicable Threshold Price requirements set forth in Table 1 above.

5.           Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)        Cross Territory Sales. Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory. For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.

d. Russian Manufacturing Incentive Program. Effective [***], for Software Titles releasing in Russia that meet all the requirements set forth below, up to [***] units of each such Software Title may qualify for the Tier [***] royalty rate, even if the Software Title qualifies for a different Tier in the rest of the European Sales Territory:

(i) The Xbox 360 version of the Software Title must Commercially Release no later than all other console and PC versions;

(ii) The Software Title must include the Russian language (other languages in addition to Russian are also permitted). At a minimum, the text and subtitles of the Software Title must be localized into the Russian language (full Russian localization is preferred);

(iii) The Software Title must have localization parity with other console and PC versions;

(iv) The Packaging Materials must be in the Russian language only (no other language can be present); and

(v) The Software Title disc must be replicated and packaged by the Authorized Replicator(s) in Russia.

Units manufactured that qualify for the Tier [***] royalty rate under this program will not qualify for the Unit Discount calculation set forth in Section 1.e below, but such units will be included in the Hits Program Manufacturing Requirements set forth in Section 2.b (Table 1). With respect to any single Software Title, all units manufactured in addition to [***] will be charged the same royalty Tier applicable in the rest of the European Sales Territory.

[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

e. Unit Discounts. Publisher is eligible for a discount on Standard Software Title FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of such FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below. Hits and standalone Expansion Pack FPUs shall not be included in the FPU manufacturing quantity calculation for purposes of determining the Unit Discount. Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title. The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.

f.          Japan Re-Ordering Program. Subject to Microsoft’s approval, certain FPUs of Software Titles released in the Japan Sales Territory may qualify for a lower royalty rate.

(i)          The following requirements must be met in order to qualify:

1.          The Software Title must have been commercially available in the Japan Sales Territory between [***].

2.          The Software Title must have been commercially available as a Standard FPU in the Japan Sales Territory for at least [***].

3.          A minimum of [***] FPUs must have been manufactured for sale in the Japan Sales Territory.

NOV. 2012 v6.0	3	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) If Microsoft approves a Software Title for the Japan Re-Ordering Program, the royalty rate for FPUs of the Software Title will be [***] and the following program requirements apply:

1.	Publisher must manufacture new FPUs of the Software Title (existing FPUs may not be re-packaged and re-used under this program).

2.	The Software Title must have packaging that differentiates it from Standard FPUs and Xbox 360 Platinum Hits Programs packaging. The Software Title must also continue to comply with all packaging requirements set forth in this Agreement and Xbox 360 Publisher Guide.

3.	The Suggested Retail Price of the Software Title must be no more than [***].

4.	Within [***] after the first date of manufacture under this Japan Re-Ordering Program, Publisher must meet a MOQ of [***] FPUs.

5.	These units will not accumulate towards Unit Discounts or Platinum Hits manufacturing requirements.

2. Hits Programs

a.          If a Software Title meets the criteria set forth below and the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hits FPU and Microsoft receives the Hits Programs Election Form within the time period set forth in Section 2.a.iii below, Publisher is authorized to manufacture and distribute Hits FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 1 above applicable to Hits FPUs. In order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:

(i)          The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for [***] of Commercial Release of the Hits FPU.

(ii)          The Threshold Price for the Hits FPU must not exceed a maximum Threshold Price for the relevant Sales Territory [***].

[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

(ii)         Publisher must provide Microsoft with a completed Hits Program Election Form at least [***] prior to the targeted Commercial Release of the Software Title.

b.          As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.

*These Kinect Hits qualifications apply solely to Hits FPUs that (i) have a royalty rate of Hits [***] (or Hits [***] on or after [***], with respect to the [***] only);(ii)  use  Kinect  as the  primary control  mechanism (“Better with Kinect” Software Titles are not eligible); and (iii) [***].

c.          All Marketing Materials for a Hits Software Title must comply with all Microsoft branding requirements as may be required in each Sales Territory as provided by Microsoft or as set forth in the Xbox 360 Publisher Guide, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with this Agreement.

NOV. 2012 v6.0	4	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

d.          Packaging for a Hits Software Title must comply with all Microsoft packaging and branding requirements set forth in the Xbox 360 Publisher Guide.

e.          The Hits FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Hits FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.

f.          Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hits Program upon [***] advanced written notice to Publisher.

3. Payment Process

[***]. Authorized Replicators are authorized by Microsoft to begin production once Microsoft has provided them with written confirmation that Publisher has satisfied its payment obligations with respect to such manufacturing order. Upon the Authorized Replicator’s receipt of such confirmation, the Authorized Replicator will determine the timing of production. Depending upon Publisher’s credit worthiness, Microsoft may, but is not obligated to, offer Publisher credit terms upon execution of a separate line of credit agreement for the payment of royalties due under this Agreement within [***] from invoice creation. Publisher has [***] after invoice billing date to dispute the information presented in the invoice, provided, however, that all invoices must be paid in full by the invoice due date regardless of dispute status. All payments will be made by wire transfer only in accordance with the payment instructions set forth in the Xbox 360 Publisher Guide. Any payments not paid when due or according to this Section 3 will bear interest at the rate of one percent [***], or the highest rate permitted by applicable usury law, whichever is less. The rate will be calculated on a daily basis and compounded on the first day of each [***], from the date due until the date received by Microsoft. This Section 3 does not authorize late payments. Interest paid will not be in lieu of or prejudice any other right or remedy that Microsoft may have due to Publisher’s failure to make any payment  according to this Section 3. Upon written notice to Publisher, Microsoft shall have the right to offset amounts due to Publisher pursuant to Section 6 of this Exhibit 1 in the event Publisher fails to pay Microsoft any amounts due under the Agreement.

North American Sales Territory:	Japan and Asian Sales Territory (if different than the North American billing address):

Name:	______________________	Name:	______________________
		Address:	______________________
Address:	______________________		______________________
______________________
______________________
		Attention:	______________________
	______________________	Email address:	______________________
		Fax:	______________________
Attention:	______________________	Phone:	______________________
Email address:	______________________

4. Billing Address

a. Publisher may have two “bill to” addresses for the payment of royalties under this Agreement. Each “bill to” address will be for FPUs manufactured by Authorized Replicators located in a specific Sales Territory. If Publisher includes  a “bill-to” address in a European country, Publisher (or a Publisher Affiliate) must  execute  an Xbox360 Publisher Enrollment Form with MIOL within [***] business days prior to establishing a billing address in a European country in the form attached to this Agreement as Exhibit 3.

Publisher’s billing address(es) is as  follows:

NOV. 2012 v6.0	5	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. Asia Simship Program

The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore, Korea and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories. In order for a Software Title to qualify as a Simship Title, Publisher must Commercially Release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software title is to be simshipped from (referred to as “Original  Territory”). To the  extent that a Software Title qualifies as a Simship Title, the applicable royalty Tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.e of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory. For example, if a Publisher initially manufactures [***] FPUs of a Software Title for the Japan Sales Territory and simships [***] of those units to the Simship Territory, the royalty rate for all of the FPUs is determined [***]. In this example, Publisher would also receive a [***] Unit Discount on [***] units for having exceeded the Unit Discount level specified in Section 1.e of this Exhibit 1 above applicable to the Japan Sales Territory. Consequently, all releases of the Software Title in the Simship Territory will adhere to the original Simship royalty Tier irrespective of whether the Software Title qualifies for a lower royalty Tier at any point in time. Publisher must provide Microsoft with the Asia Simship Form (located in the Xbox 360 Publisher Guide) with respect to a particular Software Title at least [***] prior to manufacturing any FPUs it intends to qualify for the program. Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.

6. Online Content. This section applies to Microsoft Corporation and Publisher.

a.          For the purpose of this Section 6, the following capitalized terms have the following meanings:

[***]

[***]

b.         Publisher may, from time to time, submit Online Content to Microsoft for Microsoft to distribute via Xbox LIVE and Xbox LIVE distribution channels. [***]

c.         [***]

d.         [***]

e.         [***]

f.          [***]

g.          Within [***] after the end of [***], or more frequently [***] as updated by the Xbox 360 Publisher Guide, with respect to which Microsoft owes Publisher any Royalty Fees, Microsoft shall provide Publisher with access to a statement and release payment for any amount shown thereby to be due to Publisher. The statement will contain information sufficient to discern how the Royalty Fees were computed. Publisher has [***] after the statement date to dispute the information presented on the statement.

7. Xbox LIVE Billing and Collection

Microsoft is responsible for billing and collecting all fees associated with Xbox LIVE, including fees for subscriptions and/or any Online Content for which an Xbox LIVE User may be charged. [***]

NOV. 2012 v6.0	6	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

8. Third Party Royalties and Other Payments

Publisher acknowledges and understands that under Section 15 of this Agreement, Publisher warrants and represents that Publisher has obtained and will maintain all third-party rights, consents and licenses necessary for the permitted exploitation of Software Title content and Online Content under this Agreement, including without limitation payment of: (i) all so-called “record” royalties payable  to artists, producers, engineers, mixers, A&R executives and other royalty participants arising from or related to the sales of Software Titles; (ii) all mechanical royalties payable to publishers of copyrighted musical compositions embodied in Software Title content and Online Content; (iii) all synchronization royalties payable to publishers of copyrighted musical compositions embodied in Software Title content and Online Content; (iv) all payments that may be required under collective bargaining agreements applicable to Publisher or its affiliates; and (v) any and all other royalties, fees or other amounts required to be paid.

9. Taxes

Publisher shall be responsible for the billing, collecting and remitting of sales, use, value added, and other comparable taxes due with respect to the exercise of the licenses granted in this Agreement and any other activities of Publisher and its subsidiaries under this Agreement (including, without limitation, the collection of revenues). Microsoft is not liable for any taxes (including, without limitation, any penalties or interest thereon) that Publisher or any of its subsidiaries is legally obligated to pay in connection with this Agreement, the exercise of any licenses granted in this Agreement or any other activities of Publisher and its subsidiaries under this Agreement. Publisher is not liable for any income taxes that Microsoft is legally obligated to pay with respect to any amounts paid to Microsoft by Publisher under this Agreement.

All royalties and fees exclude any taxes, duties, levies, fees, excises or tariffs imposed on any of Publisher’s activities in connection with this Agreement. Publisher shall pay to Microsoft any applicable taxes that are owed by Publisher solely as a result of entering into this Agreement and which are permitted to be collected from Publisher by Microsoft under applicable law, except to the extent that Publisher provides to Microsoft a valid exemption certificate for such taxes. Publisher agrees to indemnify, defend and hold Microsoft harmless from any taxes (including, without limitation, sales or use taxes paid by Publisher to Microsoft) or claims, causes of action, costs (including, without  limitation, reasonable  attorneys’ fees) and any other liabilities of any nature whatsoever related to such taxes.

If, after a determination by foreign tax authorities, any taxes are required to be withheld on payments made by Publisher to Microsoft, Publisher may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided, however, that Publisher shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit. Publisher will make certain that any taxes withheld are minimized to the extent possible under applicable law.

This tax section shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

10. Audit

Each party shall keep all usual and proper records related to its performance under this Agreement, including audited financial statements and support for all transactions related to the ordering, production, inventory, distribution and billing/invoicing information, for [***] from the date they are created. Either party (the  “Auditing Party”) may, upon [***] notice, cause  a third party independent  CPA or law firm to audit  and/or inspect  the  other party’s(the  “Audited Party”) records no more than once in any [***] period in order to verify compliance with the financial, royalty and payment terms of this Agreement. The Auditing Party shall have access to the previous [***] of the Audited Party’s records from the date that the notice of audit request was received by the Audited Party. The right of inspection and consultation shall expire with respect to all records related to any amounts payable under this Agreement on the third anniversary of the date of the statement or payment to which such records relate. Any such audit will be conducted during regular business hours at the Audited Party’s offices. Any such audit will be paid for by Auditing Party unless Material discrepancies are disclosed. As used in this section, "Material" means [***]. If Material discrepancies are disclosed, the Audited Party agrees to pay the Auditing Party [***].

NOV. 2012 v6.0	7	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 2

XBOX 360 ROYALTY TIER SELECTION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A. This Form Must Be Submitted At [***]. If This Form Is Not Submitted On Time Or Is Rejected By Microsoft, The Royalty Rate Will Default [***]For The Applicable Sales Territory. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time Microsoft has approved and/or configured the request in their systems.

B. A Separate Form Must Be Submitted For Each Sales Territory.

C. A Different Form Must be Submitted for Non-Standard Editions (GOTY, Special Edition, Limited Edition or Compilation). This Form applies only to Standard Product.

1	Publisher Name:

2	Xbox 360 Software Title Name:

3.	XeMID(s) or *partial XeMID(s): Partial/Incomplete XeMID(s) allowed for pre-RTM titles only, complete XeMID(s) is required for post RTM titles

4.	Date of First Commercial Release (mm/dd/yy):

5.	Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russian Mfg Incentive Program (RMIP)

6.	Final Certification Date(mm/dd/yy):

8.

Initial Order Quantity for the Sales Territory:
Authorized Replicator to be used to fulfill initial MOQ Qty (check one) ☐ Arvato Brazil | ☐ Arvato Germany | ☐ Arvato North Carolina | ☐ Arvato Russia ☐ Datapulse Singapore ☐ JVC Alabama ☐ Memory Tech Japan ☐ Technicolor Mexico | ☐ Technicolor Poland

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must, include the intended sales territory as indicated above.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

 EXHIBIT 3

XBOX 360 PUBLISHER ENROLLMENT FORM

PLEASE COMPLETE THIS FORM, SIGN IT, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF YOUR ACCOUNT MANAGER.

NOTE: PUBLISHER MUST COMPLETE, SIGN AND SUBMIT THIS ENROLLMENT FORM [***].

This Xbox 360 Publisher Enrollment Form (“Enrollment”) is entered into between Microsoft  Ireland Operations Ltd. (“MIOL”) and the  following publisher (“Publisher”):

Publisher:
Address:
Attention:
Fax:
Phone:
Email:
VAT number:

and is effective as of the latter of the two signatures identified below. The terms of that certain Xbox 360 Publisher License Agreement signed by Microsoft Licensing, GP and __________________ dated _________________ (the  “Xbox360 PLA”) are  incorporated herein by reference.

1.	Term. This Enrollment will expire on the date on which the Xbox 360 PLA expires, unless it is terminated earlier as provided for in the Xbox 360 PLA.

2.	Representations and Warranties. By signing this Enrollment, the parties agree to be bound by the terms of this Enrollment, and Publisher represents and warrants that: (i) it has read and understands the Xbox 360 PLA, including any amendments thereto, and agrees to be bound by those; (ii) it is either the entity that signed the Xbox 360 PLA or its affiliate; and (iii) the information that it has provided herein is accurate.

3.	Notices; Requests. All notices and requests in connection with this Enrollment are deemed given on (i) the [***] after they are deposited in the applicable country’s mail system([***]), postage prepaid, certified or registered, return receipt requested; or (ii) [***] after they are sent by overnight courier, charges prepaid, with a confirming fax; and addressed to the Publisher as set forth above and to MIOL as follows:

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

Fax: +1 (425) 706-7329

or to such other address as the party to receive the notice or request so designates by written notice to the other.

4. Billing Address. For purposes of the Xbox 360 PLA, Exhibit 1, Section 4, Publisher’s billing address for FPUs manufactured by Authorized Replicators located in the European Sales Territory is as follows:

Name:

Address:

Attention:

Email address:

Fax:

Phone:

MICROSOFT IRELAND OPERATIONS LTD.	PUBLISHER:

By (sign)	By (sign)

Name (Print)	Name (Print)

Title	Title

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)

Microsoft:	MICROSOFT IRELAND OPERATIONS LTD. Microsoft European Operations Centre, Atrium Building Block B, Carmenhall Road, Sandyford Industrial Estate Dublin 18 Ireland
Fax: 353 1 706 4110
Attention:	MIOL Xbox Accounting Services
with a cc to:	MICROSOFT CORPORATION One Microsoft Way Redmond, WA 98052-6399
Attention:	Legal & Corporate Affairs Department Legal Group, E&D (Xbox)

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 4

AUTHORIZED AFFILIATES

Publisher affiliates authorized to perform the rights and obligations under this Agreement are:

I.	Name:	II.	Name:
	Address:		Address:

	Telephone:		Telephone:
	Fax:		Fax:

Publisher will provide Microsoft at least [***] prior written notice of the name and address of each additional Publisher affiliate that Publisher wishes to add to this Exhibit 4. Any additional Publisher affiliate may not perform any rights or obligations under this Agreement until it has signed and submitted a Publisher Affiliate Agreement (attached below) to Microsoft

PUBLISHER AFFILIATE AGREEMENT

For good and valuable consideration, ______________________, a _______________________ corporation ("Publisher Affiliate ") hereby covenants and agrees with Microsoft Licensing, GP, a Nevada general partnership that Publisher Affiliate will comply with all obligations of _________________________("Publisher") pursuant to that certain Xbox 360 Publisher License Agreement between Microsoft and Publisher dated ______________, 200___ (the "Xbox 360 PLA") and to be bound by the terms and conditions of this Publisher Affiliate Agreement. Capitalized terms used herein and not otherwise defined will have the same meaning as in the Agreement.

Publisher Affiliate acknowledges that its agreement herein is a condition for Publisher Affiliate to exercise the rights and perform the obligations established by the terms of the Xbox 360 PLA. Publisher Affiliate and Publisher will be jointly and severally liable to Microsoft for all obligations related to Publisher Affiliate’s exercise of the rights, performance of obligations, or receipt of Confidential Information under the Xbox 360 PLA. This Publisher Affiliate Agreement may be terminated in the manner set forth in the Xbox 360 PLA. Termination of this Publisher Affiliate Agreement does not terminate the Xbox 360 PLA with respect to Publisher or any other Publisher Affiliates.

IN WITNESS WHEREOF, Publisher Affiliate has executed this agreement as of the date set forth below. All signed copies of this Publisher Affiliate Agreement will be deemed originals.

Signature

Title

Name (Print)

Date

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 5

NON-DISCLOSURE AGREEMENT

The information, materials and software exchanged by the parties hereunder or under an XDK License, including the terms and conditions hereof and of the XDK License are subject to the Non-Disclosure Agreement between the parties dated __________________, 20__, which is incorporated herein by reference.

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 6

XBOX 360 HITS PROGRAMS ELECTION FORM

Please complete the below information, sign the form, and submit via options below:

A. This Form Must Be Submitted By A Publisher At Least [***]. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

B.	A Separate Form Must Be Submitted For Each Sales Territory And for Each Hits Program In Which The Publisher Wishes To Publish A Software Title As Part Of A Hits Program.

1	Publisher Name:

2	Xbox 360 Software Title Name:

3.	XeMID(s): Complete XeMID(s) is required

4.	Title qualified under the following Hits Program (check one)

☐ Platinum or Classics Hits

☐ Family Hits (ESRB E, E10+ / PEGI 3+ or PEGI 7+ / CERO A: All Ages)

☐ Kinect Hits (Kinect is the Primary control mechanism and Hits Tier 2 election required) Royalty

☐ Kinect Hits (Kinect is the primary control mechanism)

5.	Royalty Tier (check one)

☐ Hits [***]	☐ Hits [***]

6.	Sales Territory for which Publisher wants to publish the Software Title as a Hits FPU (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russia Mfg Incentive Program (RMIP)

7.	Date of Commercial Release of Software Title in applicable Sales Territory (mm/dd/yy):

8.	Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

9.	Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program mm/dd/yy):

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:

O	Sales Territory

O	Hits Program: (Hits Tier)

O	Requested Case Color

Date (Print mm/dd/

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 7

XBOX 360 LIVE AND PDLC INCENTIVE PROGRAM

1.           Xbox 360 LIVE and PDLC Incentive Program

In order to encourage Publisher to support Xbox LIVE functionality, to drive increased usage of Xbox LIVE via Xbox 360, and to increase support of Premium Online Content, Publisher may qualify for certain payments based on the amount of Xbox LIVE Share (defined in Section 2.l. below) created by Publisher’s Multiplayer Software Titles (defined in Section 2.e. below). Each Accounting Period (defined in Section 2.a. below), Microsoft will calculate Publisher’s Xbox LIVE Share.

If: (i) Publisher is ranked in the [***] in terms of Xbox LIVE Share in the applicable Accounting Period, (ii) the quarterly average number of Paying Multiplayer Subscribers meets or exceeds [***], and (iii) the subscription fee for real time multiplayer game play over Xbox LIVE is greater than [***], then Microsoft will pay Publisher the Incentive set forth in the table in Section 3 below.

Notwithstanding anything herein to the contrary, use of or revenue derived from online games for which an Xbox LIVE User pays a subscription separate from any account established for basic use of Xbox LIVE are excluded from this Xbox 360 LIVE and PDLC Incentive Program.

2.          Definitions

a.          “Accounting Period” means Microsoft’s [***]within the Term (defined in Section 6 below); provided that if the Effective Date of this Agreement or the expiration date of this program falls within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period, as appropriate.

b.            [***]

c.            “[***] Unique User Share” means [***].

d.            “[***] Unique  Users” means [***].

e.            “Multiplayer Software Titles” means a Software Title for Xbox 360 that supports real-time multiplayer game play over Xbox LIVE.

f.            “New Multiplayer Subscriber” means a Paying Multiplayer Subscriber who pays for an Xbox LIVE account for the first time. A New Multiplayer Subscriber is attributed to the first Multiplayer Software Title he or she plays, even if such play was during a free-trial period which was later converted into a paying subscription. Each Paying Multiplayer Subscriber can only be counted as a New Multiplayer Subscriber once, provided that each New Multiplayer Subscriber that  is attributed to a  Software  Title  requiring Kinect  as the  primary control  mechanism(according to Microsoft’s records) will be counted as two (2) New Multiplayer Subscribers for the purposes of calculating Publisher’s Xbox LIVE Share.

g.            “New Multiplayer Subscriber Share” means [***].

h.            “Paying Multiplayer Subscriber” means a subscriber who(se) (i) has created or migrated (from Xbox 1) a “Gamertag”  for use  of the  Xbox LIVE service on an Xbox 360; (ii) has paid a fee to establish, migrate or renew an active, fee-based subscription account to Xbox LIVE (excluding any subscribers in a  “free-trial”  period);  and (iii)  Xbox LIVE account is not delinquent (as determined by Microsoft in accordance with its standard practices in connection with Xbox LIVE).

i.	“PDLC Revenue” means [***].

j.	“PDLC Revenue Share” means [***].

k.	“Subscription Revenue” means [***].

l.	“Xbox LIVE Share” [***].

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	[***]

Publisher’s “Incentive” is as follows:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4. Example

[***]
[***] [***] [***]
[***]:
[***] [***] [***]
[***]:
[***] [***] [***] [***]
[***]

5. Other Requirements

a.           In the event that Microsoft changes the Xbox LIVE subscription model in a way that impacts the Subscription Revenue on a per Paying Multiplayer Subscriber basis by more than [***], Microsoft may change or discontinue the Xbox LIVE and PDLC Incentive Program by providing Publisher with [***] advance notice.

b.          In order for a Multiplayer Software Title to be included in the Incentive payment calculation, (i) Publisher must release an Xbox 360 version of a Multiplayer Software Title in every Sales Territory that such title is released for any Competitive Platform; (ii) the Xbox 360 version of the Multiplayer Software Title must ship no later than any Competitive Platform version in each Sales Territory; and (iii) the Xbox 360 version of the Multiplayer Software Title must have feature and content parity with Competitive Platform versions in each Sales Territory.

6. Term

This Xbox 360 LIVE and PDLC Incentive Program will commence on [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher.

7. Payments

In the event Publisher qualifies for a payment under this program during an Accounting Period, Microsoft shall provide Publisher with access to a statement, together with payment for any amount shown thereby to be due to Publisher, within [***].

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 8

XBOX 360 HITS ROYALTY TIER MIGRATION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A. This form must be submitted at least [***]. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B. A Hits Software Title May Not Change Royalties Tiers Until It Has Been In The Hits Program For At Least[***].

C. A Separate Form Must Be Submitted For Each Sales Territory In Which Publisher Desires To Change The Applicable Base Royalty.

1	Publisher Name:

2	Xbox 360 Software Title Name:

3.	XeMID(s): Complete XeMID(s) is required

4.	Date of First Commercial Release (mm/dd/yy):

5.	Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐	Russia MFG Incentive Program

Submission of form indicates intent to migrate from [***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:

—	Sales Territory

—	Hits Program: ~~(Hits Tier 2)~~

—	Requested Case Color

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 9

XLSP, HTTPS AND WEB SERVICES TERMS

Publisher must enter into a separate addendum regarding use of the Xbox LIVE Server Platform (“XLSP”), HTTPS, and Xbox LIVE Web Services (“Addendum”). The following is a summary of terms and conditions:

1. Definitions

1.1          “Hosted Content” means any content, including any Online Content or Online Game Feature, hosted and served through the Hosting Services under the Addendum.

1.2           “Hosting Services” means Publisher’s service of hosting Hosted Content under this Addendum, whether performed by Publisher or a Third Party Host, including operating, maintaining, and controlling the servers necessary to provide the Hosted Content.

1.3           “HTTPS” means Hypertext Transfer Protocol Secure and enables the Hosting Services to function as an expansion to the features available from Xbox LIVE.

1.4           “Third Party Host” means a third party providing Hosting Services on behalf of Publisher.

1.5           “Web Portal” means the Internet website through which players of the Software Titles can access certain Hosted Content. The Web Portal will contain certain game data information related to the Software Titles that Publisher makes available to Xbox LIVE Users via access to the Xbox LIVE Web Services.

1.6           “Xbox LIVE Server Platform” or “XLSP” means Microsoft’s platform and server architecture  that  enables  the  Hosting Services to function as an expansion to the features available from Xbox LIVE.

1.7           “Xbox LIVE User Content” means any content that originates from Xbox LIVE Users in any format and that is published through or as part of any Hosted Content, but excluding Xbox LIVE User Communications.

1.8           “Xbox LIVE User Communications” means transient voice and text communications sent from an Xbox LIVE User to one or more Xbox LIVE Users using the Xbox LIVE service (e.g., voice chat).

1.9           “Xbox LIVE Web Services” means Microsoft’s online resources and functionalities that enable Publisher (and other permitted third parties) to access Xbox LIVE and related data stored within, or accessible from, Xbox LIVE.

2.           Approval and Certification. All proposed Hosting Services, Hosted Content, and the Web Portal are subject to the same approval and Certification processes as are set forth in this Agreement for approval and Certification of any Software Title or Online Content (e.g., Concept approval, pre-Certification, Certification, and Marketing Materials approvals, with applicable references in the this Agreement deemed modified to refer to the Hosting Services, Hosted Content, and the Web Portal, as applicable).

3.           Hosting Service

3.1 Third Party Host. If Publisher is using a Third Party Host to provide the Hosting Services and/or the hosting of Online Content, Publisher may provide the Third Party Host with access to only those portions of the XDK that are necessary for the Third Party Host to perform the Publisher Hosting Services and/or the hosting of Online Content. Prior to using the services of any Third Party Host, Microsoft, the Third Party Host and Publisher must sign a Third Party Hosting Agreement.

3.2 Hosting Service Requirements. Publisher shall adhere to the following requirements and upon request from Microsoft, shall provide Microsoft with sufficient information to verify compliance:

3.2.1Standards. Publisher will host the Hosted Content and provide the Hosting Services, each in a manner that meets or exceeds standards of quality, performance, stability, and security generally accepted in the industry, as well as those specific requirements in the Addendum and in the Xbox 360 Publisher Guide.

NOV. 2012 v6.0	1	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2.2      Operation. Publisher shall monitor the operation and performance of the Hosting Services, respond to technical and Xbox LIVE User inquiries, and have rules, policies, and procedures for the Hosting Services that are consistent with the standards defined below and any standards that Microsoft may provide from time to time to reflect changes in industry best practices.

3.2.3      Reporting and Technical Policies. The parties shall follow the communication processes for sharing and updating each other’s technical teams set forth in the Xbox360 Publisher Guide. In addition, Publisher shall follow the technical processes, policies, rules, and detailed procedures for notification, escalation and reporting of scheduled and unscheduled maintenance, and problems that might occur with the Hosting Services as set forth in the Xbox 360 Publisher Guide. Each party is responsible for notifying the other in the event that it discovers a technical problem with the service of the other party. Publisher shall provide Microsoft [***] advanced written notice of Publisher’s scheduled downtimes, and Publisher shall use commercially reasonable efforts to schedule maintenance downtimes for the Hosting Services at the same time  as Microsoft’s scheduled downtimes for Xbox LIVE. Upon notification of a scheduled downtime for the Hosting Services, Microsoft may at its option request an alternate time for such scheduled maintenance and Publisher shall use commercially reasonable efforts to accommodate Microsoft’s request.

3.2.4      Server Capacity and Load. Publisher shall use commercially reasonable efforts to support all users of its Hosting Services, including operating sufficient computing resources for user traffic, and shall immediately inform Microsoft of the failure of relevant Hosting Services. Publisher shall ensure that load on the Hosting Services system does not exceed [***] of the measured capacity of the system, where “capacity” is defined as  the  maximum load which can be sustained by the system. Publisher must describe in writing the tools and techniques to be used in measuring system capacity and load, which tools and techniques must be recognizable as industry standard practices and which must be agreed to in advance by Microsoft. Publisher shall measure the load on the Hosting Services at intervals of no more than [***]. Publisher shall retain records of load measurements for no less than [***], and shall make such records accessible to Microsoft upon request. Should changes to the system occur which necessitate changes in the tools and techniques used to measure capacity and load, or should the capacity of the system materially increase or decrease, Publisher shall inform Microsoft within [***].

3.2.5      Uptime. The Hosting Services shall have uptime of [***], where uptime is defined as the portion of time when the system is accessible and available to Xbox LIVE Users. Uptime will be calculated on [***]. Publisher will report the uptime statistics to Microsoft upon request. Scheduled maintenance may be deducted when calculating uptime.

3.2.6      Server Location. Publisher will locate all servers used to operate (or used in relation to operating) the Hosting Services, HTTPS, or the Web Portal in approved territories, in accordance with the Xbox 360 Publisher Guide.

3.2.7      Troubleshooting; Notice to Users. If the Hosting Services or the Web Portal are unable to connect to and properly interoperate with Xbox LIVE, Publisher will diligently work with Microsoft (subject to the availability of Microsoft  resources, in Microsoft’s discretion) to troubleshoot  the  problem, and Publisher will  diligently work to fix any such problem. During any time in which a Title, any Hosted Content that uses the Hosting Services, or the Web Portal is unable to establish a connection to the Hosting Services, then Publisher must display the appropriate message to the Xbox LIVE User in accordance with the Xbox 360 Publisher Guide.

3.2.8      Xbox LIVE Family Settings Features. The Hosting Services, Hosted Content, and Web Portal will comply with the requirements of the Xbox 360 Publisher Guide and the technical certification requirements related to the family settings features of Xbox 360 and Xbox LIVE.

4.           Xbox LIVE Web Services Requirements. When implementing and accessing the Xbox LIVE Web Services, to host and operate the Web Portal or otherwise, Publisher will at all times strictly comply with the following:

NOV. 2012 v6.0	2	Microsoft Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST

FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1          Each applicable Xbox LIVE User account may be linked to a corresponding Web Portal user account using Windows LiveID, in compliance with all requirements related to the use of Windows LiveID (including, if applicable, the execution of any separate agreement required for Publisher to implement Windows Live ID). Xbox LIVE User accounts may not be directly linked to accounts from any other platform or service (including Gamespy Comrade, PSN, or others);

4.2          Xbox LIVE Web Services may only be called in response to a Web Portal user request;

4.3          Information returned from Xbox LIVE Web Services may only be cached to improve performance and must be purged as soon it is no longer necessary to improve performance. Publisher may not, under any circumstances, permanently store any information returned from the Xbox LIVE Web Services outside of Xbox LIVE;

4.4          Information returned from Xbox LIVE Web Services may not be used in any way outside of the Web Portal, nor may such information be used by Gamespy “BuddySync” or similar functionality;

4.5           “Presence” and “Profile” Xbox LIVE Web Services may only be called in the context of an active Windows LiveID user session;

4.6           “Friends” information may only be requested for the Xbox LIVE User making the request (requesting friends of arbitrary Xbox LIVE Users is not permitted);

4.7          Information from Xbox LIVE Web Services may not be intermixed or combined with data from other services or platforms;

4.8          Information from Xbox LIVE Web Services may not be modified;

4.9          Only achievement information of Software Titles developed or published by Publisher may be requested by the Web Portal; and

4.10          The Web Portal must at all times observe the Xbox LIVE privacy settings for profile information, and Publisher must enforce those privacy settings.

5. Xbox LIVE User Content

5.1          Microsoft Approval. Publisher may not allow Xbox LIVE Users to create, share or otherwise provide Xbox LIVE User Content in connection with a Software Title without Microsoft’s express approval. If Publisher wants to make Xbox LIVE User Content available as part of Hosted Online Content, Publisher will provide to Microsoft a detailed description of the process and procedures Publisher will have in place regarding such Xbox LIVE User Content no later [***]. Publisher agrees to comply with Microsoft’s User-Generated Content policy in full unless Publisher has received prior written exception(s) from Microsoft.

5.2          Claim of Infringement. If Microsoft has approved Publisher allowing Xbox LIVE User Content, Publisher shall maintain a procedure for removing Xbox LIVE User Content in the event of a claim of infringement, which procedure shall comply with all applicable laws and regulations. Microsoft may notify Publisher of any complaints Microsoft receives related to Xbox LIVE User Content. Publisher shall remove allegedly infringing Xbox LIVE User Content upon receipt of a third party claim or notice from Microsoft, but in any event no later than [***] after receipt of such claim. Publisher agrees to notify Microsoft as soon [***] of any such claims of infringement and to update Microsoft as to steps taken in response thereto. In order to mitigate escalation of any such claims, Microsoft may in its good faith discretion take control over any such claim and be the sole source of communications to the claimant.

5.3          Additional Circumstances for Removal of Xbox LIVE User Content. Microsoft may in its discretion request that Xbox LIVE User Content be removed by Publisher pursuant to the procedures described above for Xbox LIVE User violations of the Xbox Terms of Use and/or Code of Conduct.

NOV. 2012 v6.0	3	Microsoft Confidential